                                                                   EXHIBIT 10.12


                                  IMPERIAL BANK
                                   MEMBER FDIC

                                 LOAN AGREEMENT

                           DATED AS OF: JUNE 22, 1998


This Loan Agreement (as amended or supplemented from time to time, "this Agreement"), dated as of June 22, 1998, is entered into between ASPECT MEDICAL SYSTEMS, INC., a Delaware corporation (herein called "Borrower"), and IMPERIAL BANK, a California bank (herein called "Bank").

     1.   REVOLVING LOANS.

          a. COMMITMENT TO MAKE REVOLVING LOANS. Bank hereby commits, subject to all the terms and conditions of this Agreement (including, without limitation, the limitations set forth in Section 3 hereof), and prior to the termination of Bank's commitment to make Revolving Loans hereunder as hereinafter provided, to make loans to Borrower from time to time ("Revolving Loans") in such amounts up to, but not exceeding in the aggregate unpaid principal balance at any time, the Commitment Amount. Bank's commitment to make Revolving Loans hereunder shall terminate on December 22, 1999, and Bank shall have no obligation hereunder to make any Revolving Loans to Borrower after that date. Bank's commitment to make Revolving Loans hereunder may terminate prior to December 22, 1999 in accordance with Section 13 or 14 hereof. Bank's commitment to make Revolving Loans hereunder shall also terminate on the date on which any mandatory prepayment shall be required pursuant to Section 4 hereof.

          b. REQUESTS FOR REVOLVING LOANS. Each request for a Revolving Loan hereunder shall be in writing duly executed by Borrower in a form satisfactory to Bank and shall contain a certification (i) setting forth, in reasonable detail, calculations establishing to the reasonable satisfaction of Bank that Borrower is entitled to the amount of the Revolving Loan being requested, (ii) that on the date of such Revolving Loan, and before and after giving effect to such Revolving Loan, all representations and warranties of Borrower set forth herein and in the other Loan Documents will be true and correct, and (iii) that no Default or Event of Default shall be continuing on the date of such Revolving Loan, either before or after giving effect to such Revolving Loan or the application by Borrower of the proceeds thereof. Anything herein to the contrary notwithstanding, Bank shall not be obligated to make any Revolving Loan to Borrower while any Default or Event of Default shall be continuing, or if any Default or Event of Default would arise from the making of such Revolving Loan or the application of the proceeds thereof.

          c. LOAN ACCOUNT; REPAYMENTS OF REVOLVING LOANS. The amount of each Revolving Loan made by Bank to Borrower hereunder shall be debited to the loan ledger account of Borrower maintained by Bank (herein called "Loan Account"), and Bank shall credit the Loan Account with all repayments of Revolving Loans made by Borrower. Borrower promises to pay Bank the unpaid balance of the Loan Account on December 22, 1999, or such earlier date on which the outstanding principal of the Revolving Loans shall be declared to be or shall otherwise become due and payable pursuant to Section 4, 13 or 14 hereof (December 22, 1999 or such earlier date being called the "Revolving Loan Maturity Date"). In the event that the unpaid balance of the Loan Account shall at any time exceed the Commitment Amount, Borrower promises immediately to pay to Bank, for credit to the Loan Account, the amount of such excess.

          d. REVOLVING NOTE. The obligations of Borrower in respect of the Revolving Loans and any interest accrued thereon shall also be evidenced by a Promissory Note executed and delivered by Borrower to Bank on the date hereof, in the face amount of $5,000,000 ("Revolving Note"). Borrower hereby irrevocably authorizes Bank to make appropriate notations on any Schedule attached to such Revolving Note, which notations, if made, shall evidence the date of, the outstanding principal of and payments on the Revolving Loans evidenced thereby. Bank's notations on any Schedule attached to the Revolving Note shall constitute rebuttable presumptive evidence of the principal amount of Revolving Loans outstanding, but the failure to record such information on any such Schedule shall not limit or affect the obligations of Borrower hereunder or under the Revolving Note to make payments of principal or interest on the Revolving Loans when due.

     2.   EQUIPMENT LOANS.

          a. COMMITMENT TO MAKE EQUIPMENT LOANS. Bank hereby commits, subject to all the terms and conditions of this Agreement (including, without limitation, the limitations set forth in Section 3 hereof), and prior to the termination of Bank's commitment to make Equipment Loans hereunder as hereinafter provided, to make loans to Borrower from time to time ("Equipment Loans"). The proceeds of each Equipment Loan shall be used by Borrower on the date of such Equipment Loan to purchase Qualified Equipment or reimburse Borrower for the purchase of

Qualified Equipment (PROVIDED THAT any such reimbursement shall not be for Qualified Equipment purchased prior to nine (9) months to the date hereof). The amount of any Equipment Loan for any Qualified Equipment shall not exceed the full invoice purchase price of such Qualified Equipment, LESS (to the extent included in such invoice purchase price) the amount of any sales taxes and freight charges payable in respect of the purchase of such Qualified Equipment or the delivery thereof to the location specified by Borrower.

          b. REQUESTS FOR EQUIPMENT LOANS. Requests for Equipment Loans hereunder shall be in writing duly executed by Borrower in a form satisfactory to Bank and shall contain a certification (i) setting forth, in reasonable detail, (a) the amount of the requested Equipment Loan, (b) a reasonably detailed description of the equipment purchased or to be purchased with the proceeds of such Equipment Loan (including the serial number, model and make of such equipment, if applicable), and the location at which the equipment will be located, and (c) a copy of the invoice for such equipment, (ii) that, upon the purchase thereof by Borrower, such equipment will constitute Qualified Equipment, and (iii) that no Default or Event of Default shall be continuing on the date of such requested Equipment Loan or after giving effect thereto and to the use of proceeds thereof. Anything herein to the contrary notwithstanding, Bank shall not be obligated to make any Equipment Loan to Borrower while any Default or Event of Default shall be continuing, or if any Default or Event of Default would arise from the making of such Equipment Loan or the use of the proceeds thereof. Bank shall not be required to make any Equipment Loan requested by Borrower hereunder unless the amount of such Equipment Loan is equal to at least $10,000, or, if less, the entire unused amount of Bank's commitment to make Equipment Loans hereunder.

          c. TERMINATION OF EQUIPMENT LOAN COMMITMENT; REPAYMENTS AND PREPAYMENTS OF EQUIPMENT LOANS. Bank's commitment to make Equipment Loans hereunder shall terminate on December 31, 1998, and Bank shall have no obligation hereunder to make any additional Equipment Loans to Borrower after that date. Bank's commitment to make Equipment Loans hereunder may terminate prior to December 31, 1998 in accordance with Section 13 or 14 hereof. Bank's commitment to make Equipment Loans hereunder shall also terminate on the date on which any mandatory prepayment shall be required pursuant to Section 4 hereof.

     Borrower promises to pay to Bank the aggregate principal of all Equipment Loans outstanding on December 31, 1998 in thirty-six (36) equal monthly installments on the last day of each calendar month commencing with the first such installment payment on December 31, 1998. The outstanding principal amount of Equipment Loans may be prepaid by Borrower at any time without premium or penalty. If any Qualified Equipment purchased (or refinanced) with the proceeds of any Equipment Loan is at any time sold, assigned or otherwise transferred, Borrower will prepay the outstanding principal of the Equipment Loans, on the date of such sale, assignment or transfer, in an amount equal to the fair market value of the net proceeds received by Borrower on the date of such sale, assignment or transfer after payment of any costs associated therewith. Any such optional or mandatory prepayments shall reduce each of the remaining installment payments of principal on the Equipment Loans in the inverse order of the maturities hereof.

     Notwithstanding anything to the contrary set forth herein, Borrower promises to pay to Bank the aggregate unpaid principal amount of all Equipment Loans on December 22, 2001, or such earlier date on which the outstanding principal of the Equipment Loans shall be declared to be or shall otherwise become due and payable pursuant to Section 4, 13 or 14 hereof (December 22, 2001 or such earlier date being called the "Equipment Loan Maturity Date".)

          d. EQUIPMENT NOTE. The obligations of Borrower in respect of the Equipment Loans and any interest accrued thereon shall be evidenced by a Promissory Note executed and delivered to Bank on the date hereof, in the face amount of $5,000,000 ("Equipment Note"). Borrower hereby irrevocably authorizes Bank to make appropriate notations on any Schedule attached to the Equipment Note, which notations, if made, shall evidence the date of, the outstanding principal of, and payments on the Equipment Loans evidenced thereby. Bank's notations on any Schedule attached to the Equipment Note shall constitute rebuttable presumptive evidence of the principal amount of Equipment Loans outstanding, but any failure to record any information on any such Schedule shall not limit or affect the obligations of Borrower hereunder or under the Equipment Note to make payments of principal or interest on the Equipment Loans when due.

     3. LIMITATION ON OUTSTANDING OBLIGATIONS. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH HEREIN, BANK SHALL NOT BE REQUIRED TO MAKE ANY REVOLVING LOAN OR EQUIPMENT LOAN IF, AFTER GIVING EFFECT THERETO, THE SUM OF (a) THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF REVOLVING LOANS, PLUS (b) THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF EQUIPMENT LOANS, WOULD EXCEED $5,000,000.

     4. SPECIAL PAYMENT OBLIGATION. Borrower will prepay all of its outstanding obligations under this Agreement and the other Loan Documents on the date that is three business days prior to the date on which

Borrower shall pay or be required to pay any dividend on, or make or be required to make any distribution on or in respect of, any of its capital stock (other than the payment of dividends consisting of shares of common stock on outstanding shares of common stock), or shall make or be required to make any payment or distribution in respect of the purchase, repurchase, redemption or other acquisition of any of its capital stock, other than repurchases of restricted stock permitted by Section 12.b(viii).

     5. INTEREST. Borrower promises to pay to Bank interest (A) on the average daily unpaid balance of the Loan Account, (i) at the rate of one half of one percent (0.5%) per annum in excess of the rate of interest announced by Bank from time to time as its prime lending rate (as the same may vary from time to time, "Prime Rate") for the entire period prior to and including September 30, 1998, and (ii) commencing October 1, 1998, at the rate of one quarter of one percent (0.25%) per annum in excess of the Prime Rate, and (B) on the aggregate outstanding principal amount of each Equipment Loan at the rate of one percent (1.0%) per annum in excess of the Prime Rate for the entire period prior to but including the closing date of Borrower's initial public offering of common stock, and (ii) at all times after such closing date, at the rate per annum equal to the Prime Rate. Interest shall be computed at the above rates on the basis of the actual number of days elapsed divided by 360, which shall for interest computation purposes be considered one year. Interest accrued on the outstanding principal of the Loan Account and on the outstanding principal of the Equipment Loans shall be payable in arrears on the first day of each calendar month.

     At the Borrower's option, in connection with the request for any Equipment Loan, the Borrower may request that the Bank designate a fixed interest rate that the Bank uses in the course of normal banking practices (the "Fixed Rate") for such Equipment Loan. If the Borrower and the Bank agree on the applicable Fixed Rate, then the Fixed Rate shall thereafter be applicable to such Equipment Loan. If Bank and Borrower are unable to agree on a fixed interest rate for these purposes prior to the funding date of such Equipment Loan, then the floating interest rate described above in this Section shall be applicable to such Equipment Loan.

     6. DEFAULT INTEREST. Upon the occurrence and during the continuance of any Event of Default, the entire principal balance of the Loan Accounts, the entire unpaid principal of the Equipment Note, and, to the extent permitted by applicable law, all interest, fees, charges and other sums that may be due and payable under this Agreement or any other Loan Document, shall bear interest at the rate of five percent (5%) per year in excess of the rate otherwise applicable to such principal, as it may vary from time to time, and shall be payable upon demand by Bank.

     7. PAYMENTS. All payments required to be made by Borrower to Bank hereunder or under any of the Loan Documents shall be made at the SANTA CLARA REGIONAL OFFICE OF BANK AT 226 AIRPORT PARKWAY, SAN JOSE, CALIFORNIA, on or prior to 11:00 a.m., San Jose time, on the due date of such payment, without any set-off or counterclaim, and in immediately available funds. Any partial payments of the obligations of Borrower hereunder or under any of the other Loan Documents, except where this Agreement or any other Loan Document otherwise specifies, shall be applied FIRST, to any charges, sums or other amounts (other than principal or interest) due and payable under the Loan Documents, SECOND, to accrued and unpaid interest, and THIRD, to the principal of the Loan Account or Equipment Note in such manner as Bank shall determine.

     8. SECURITY. All of the obligations of Borrower to Bank under this Agreement, the Revolving Note, the Equipment Note, and the other Loan Documents shall be secured by and entitled to the benefit of certain Collateral. Reference is made to the Loan Documents for a complete description of the Collateral, and of the rights of Bank with respect thereto.

     9. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

     "Accounts" means any right to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered, no matter how evidenced, including accounts receivable, contract rights, chattel paper, instruments, purchase orders, notes, drafts, acceptances, general intangibles and other forms of obligations and receivables.

     "Ancillary Documents" means, collectively, (i) Borrower's Certificate of Incorporation, as amended and in effect from time to time and (ii) each other agreement designated by Borrower and Bank from time to time as an "Ancillary Document" for purposes of this Agreement and the other Loan Documents.

     "Associated Person" means (i) any person that is an affiliate of Borrower (including, without limitation, any officer or director of Borrower), (ii) any Family Member of any individual Associated Person described in clause (i), (iii) any corporation, partnership, limited liability company or other entity (other than Borrower) that controls or is controlled by any Associated Person described in clause (i), (iv) any Investor, and (v) any corporation, partnership, limited liability company or other entity (other than Borrower) that controls or is controlled by any Investor.

     "Borrowing Base" means, at any time, 80% of Eligible Accounts at such time.

     "Change in Control" means any event or series of events (including a merger or consolidation) as a result of which (1) other than the stockholders of Borrower on the date of this Agreement, any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act of 1934, as amended, together with their affiliates, (i) shall hold or acquire, directly or indirectly, outstanding voting shares of Borrower such that such person or group, together with such affiliates thereof, is or becomes the "beneficial owner" (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act of 1934, as amended) of outstanding voting shares of Borrower entitling such person or group, together with such affiliates, to exercise more than 40% of the total voting power of all classes of outstanding voting shares of Borrower, or (ii) shall have a sufficient number of its or their nominees elected to Borrower's Board of Directors such that such nominees so elected (whether new or continuing as directors) shall constitute a majority of Borrower's Board of Directors, or
(2) individuals who are directors of Borrower on the date hereof (and any new director whose election by the directors of Borrower or nomination for election by the stockholders of Borrower was approved by a vote of at least two-thirds of the directors then still in office who either were directors on the date hereof or whose election or nomination for election was previously so approved) shall cease to constitute a majority of the directors of Borrower.

     "Collateral" means any and all property of Borrower which is or shall be assigned to Bank as security or in which Bank now has or hereafter acquires a security interest to secure the payment and performance of any of the obligations of Borrower to Bank under this Agreement or any of the other Loan Documents.

     "Commitment Amount" means (i) prior to and including December 31, 1998, the Maximum Commitment, and (ii) after December 31, 1998, an amount equal to the lesser of the Maximum Commitment or the Borrowing Base.

     "Consolidated EBITDA" means, in relation to Borrower and its subsidiaries for any period, the sum of (i) the consolidated net operating profit of Borrower and its subsidiaries for such period, PLUS (ii) the aggregate amount of all depreciation and amortization expense of Borrower and its subsidiaries for such period to the extent, but only to the extent, that such aggregate amount was deducted in determining consolidated net operating profit of Borrower and its subsidiaries for such period.

     "Debt Service Coverage Ratio" means, in relation to Borrower and its subsidiaries for any period, the ratio of (i) the Consolidated EBITDA of Borrower and its subsidiaries for such period, to (ii) the current portion of Borrower's long term indebtedness (including all outstanding Revolving Loans), determined as at the last day of such period, determined in accordance with generally accepted accounting principles.

     "Default" means any of the events specified in Section 13(i) through 13(xii) hereof, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.

     "Eligible Accounts" means all of Borrower's Accounts, EXCLUDING, HOWEVER,
(i) Account balances over ninety (90) days from invoice date, (ii) all Accounts against which the account debtor or any other person obligated to make payment thereon shall have asserted any defense, offset, counterclaim or other right to avoid or reduce the liability represented by the Account (but only to the extent of such claim, defense or offset), (iii) fifty percent (50%) of otherwise Eligible Accounts with respect to which 25% or more of the account debtor's total accounts or obligations outstanding to Borrower are more than 90 days from invoice date, (iv) for Accounts representing more than 25% of Borrower's total Accounts, the balance in excess of the 25%, (v) Accounts with respect to international transactions unless insured by an insurance company acceptable to Bank or covered by letters of credit issued or confirmed by a bank acceptable to Bank, (vi) Accounts with respect to which the account debtor is an officer, director, shareholder, employee, subsidiary or affiliate of Borrower, (vii) Accounts where the account debtor is a seller to Borrower, whereby a potential offset (contra) exists but only to the extent of such offset, (viii) Accounts for consignment or guaranteed sales, (ix) bill and hold Accounts, (x) collection Accounts, (xi) distributor sample Accounts, whereby accounts are offset by commissions payable, (xii) government receivables, unless formally assigned to Bank in accordance with the Federal Assignment of Claims Act or applicable state law, (xiii) Accounts for pre-billings, (xiv) any Accounts if the account debtor or any other person liable in connection therewith is insolvent, subject to bankruptcy or receivership proceedings or has made an assignment for the benefit of creditors or whose credit standing is unacceptable to Bank and Bank has so notified Borrower, and
(xv) any other Accounts as Bank in its reasonable discretion shall determine are ineligible from time to time, and Bank has so notified Borrower.

     "Event of Default" is defined in Section 13 hereof.

     "Family Member" means, in relation to any individual, any spouse, parent, grandparent, aunt, uncle, child, grandchild, brother or sister of such individual, the spouse of any of the foregoing, or any trust established exclusively for the benefit of any of such persons.

     "Indebtedness for Borrowed Money" means, in relation to any person at any time, (i) all indebtedness of such person for borrowed money (including all notes payable and drafts accepted representing extensions of credit and all obligations evidenced by bonds, debentures, notes or other similar instruments on which interest charges are customarily paid), all indebtedness of such person relative to the face amount of all letters of credit, whether or not drawn, all indebtedness of such person constituting capitalized lease obligations, and all other obligations of such person for the deferred purchase price of property or services (other than in the ordinary course of business), and (ii) all contingent obligations of such person in respect of any indebtedness of any other persons of the kind described in clause (i) of this definition.

     "Investors" means, collectively, the holders from time to time of Borrower's outstanding Preferred Stock.

     "Liquidity Ratio" means, in relation to the Borrower and its subsidiaries at any time, (i) the sum of (A) all cash, cash equivalents and marketable securities of Borrower and its subsidiaries not subject to any liens or encumbrances other than liens in favor of Bank, PLUS (B) the amount of Eligible Accounts, DIVIDED BY (ii) aggregate amount of Borrower's Indebtedness for Borrowed Money.

     "Loan Documents" means, collectively, (i) this Agreement, (ii) each of the following documents or instruments executed by Borrower and delivered to Bank in connection with the financing arrangements contemplated hereby: the Revolving Note, the Equipment Note, the Security Agreement, the Trademark Collateral Security and Pledge Agreement, and the Patent Collateral Security and Pledge Agreement, (iii) any letters of credit issued by Bank for the account of Borrower, and (iv) each other instrument or agreement evidencing, guarantying or securing any of the obligations of Borrower to Bank under this Agreement or any other Loan Document, in each case, as amended and in effect from time to time.

     "Maximum Commitment" means $5,000,000 LESS the aggregate principal amount of Equipment Loans made by Bank to Borrower pursuant to Section 2, without giving effect to any repayment, prepayment or other satisfaction of such principal amount of Equipment Loans. The Maximum Commitment shall be reduced by the face amount of any outstanding letters of credit issued by the Bank for the account of Borrower and by the amount of any outstanding reimbursement obligations in respect of any such letters of credit.

     "Materially Adverse Effect" means, in relation to any event, occurrence or development, (i) a material adverse effect on the business, property, operations or financial condition of Borrower, (ii) a material adverse effect on the ability of Borrower to perform any of its or his obligations, covenants or agreements under this Agreement or any other Loan Document, or (iii) a material impairment of the validity or enforceability of any Loan Document, or a material impairment of the rights, remedies or benefits available to Bank under any Loan Document.

     "Qualified Equipment" means equipment used or useful in the ordinary course of business of Borrower that will be owned by Borrower free and clear of any liens, security interests or other encumbrances, other than security interests in favor of Bank or otherwise permitted hereunder.

     10. FINANCIAL INFORMATION. All financial covenants and financial information referenced herein shall be interpreted and prepared in accordance with generally accepted accounting principles applied on a basis consistent with previous years.

     11. WARRANTIES. In order to induce Bank to make loans to Borrower under this Agreement, Borrower represents and warrants to Bank that (each of which representations will be deemed repeated as of the date of any Revolving Loan or Equipment Loan hereunder as if made on such date):

          a. ORGANIZATION; POWER AND AUTHORITY. Borrower is duly organized and existing in the State of its incorporation; this Agreement and each of the other Loan Documents has been duly and validly executed and delivered by Borrower; and the execution, delivery and performance by Borrower of this Agreement and each other Loan Document are within Borrower's corporate powers, have been duly authorized by Borrower, and are not in conflict with any applicable law or with the terms of Borrower's Certificate of Incorporation or by-laws, as amended, or any indenture, material agreement or undertaking to which Borrower is a party or by which Borrower is bound or affected. The obligations of Borrower set forth in the Loan Documents constitute legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, SUBJECT, HOWEVER, to any applicable bankruptcy or insolvency laws affecting generally the enforcement of creditors' rights against Borrower, and to the discretion of any court with respect to the enforcement of any equitable remedies.

          b. LITIGATION. There is no litigation or other proceeding pending or threatened against or affecting Borrower that could reasonably be expected to have a Materially Adverse Effect, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

          c.   FINANCIAL CONDITION.

     i. The audited balance sheet of Borrower as of December 31, 1997, and the related audited income statement and cash flows of Borrower, (collectively, "Financials"), copies of which have heretofore been delivered to Bank by Borrower are true and correct, and the Financials fairly present the financial condition of Borrower as of the dates thereof and the results of the operations of Borrower for the periods covered thereby, and have been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since December 31, 1997, there have been no events or occurrences which, individually or in the aggregate, have had or are reasonably likely to have a Materially Adverse Effect. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet which are required under such generally accepted accounting principles to be so reflected, and Borrower has not entered into any special commitments or substantial contracts since the date of such balance sheet, other than in the ordinary and normal course of its business which could not reasonably be expected to have a Materially Adverse Effect. Except for Borrower's obligations under the Loan Documents, and the Indebtedness for Borrowed Money reflected in
SCHEDULE 12(b)(iv) attached hereto, or as permitted hereunder, Borrower has no Indebtedness for Borrowed Money or guaranties or contingent obligations in respect of Indebtedness for Borrowed Money.

     ii. The projected consolidated financial statements of Borrower and its subsidiaries for the fiscal years ending December 31, 1998, December 31, 1999, and December 31, 2000 ("Projections"), copies of which have heretofore been delivered by Borrower to Bank, have been prepared on the basis of the assumptions accompanying them and reflect the best good faith estimates by Borrower of the performance of Borrower for the periods covered thereby, and the financial condition of Borrower as of the dates thereof, based on such assumptions. Without limiting the foregoing, Bank acknowledges that there are no assurances that the Borrower's actual financial performance will be consistent with these projections.

          d. TRADEMARKS, PATENTS, COPYRIGHTS. Borrower, as of the date hereof, possesses all trademarks, service marks, trade names, copyrights, patents, patent rights, and licenses that are necessary to conduct its business as now operated, without any known conflict with any trademarks, trade names, copyrights, patents or license rights of others. SCHEDULE 11(d) sets forth a true and complete list and description of each (i) patent or patent application held or filed by Borrower, (ii) registered trademark or service mark, or trademark or service mark registration application, held or filed by Borrower, and (iii) material copyright of Borrower, and, with respect to each such copyright, whether such copyright has been registered by Borrower or whether Borrower has applied for any such registration.

          e. TAX STATUS. Borrower has no liability for any delinquent state, local or federal taxes.

          f.   SUBSIDIARIES; CAPITALIZATION: Borrower has no subsidiaries.
SCHEDULE 11(f) sets forth a true and complete list of authorized capital stock of Borrower of each series or class, the number of shares of capital stock of each series or class of Borrower outstanding as of the date hereof, and the holder of such capital stock. Except as set forth on SCHEDULE 11(f), there are no outstanding options, warrants, subscription rights or other rights to purchase or acquire any capital stock of Borrower.

          g. PROPERTIES. SCHEDULE 11(g) sets forth a true and complete list of each property owned or leased by Borrower, the address of such property and the business conducted by Borrower at such property.

          h. AFFILIATE TRANSACTIONS. Except as described in SCHEDULE 11(h) attached hereto, Borrower is not a party to or otherwise bound by any written or oral contracts with any Associated Person. Except as described on SCHEDULE 11(h), there is no Indebtedness for Borrowed Money owing by Borrower to any Associated Person, and there is no Indebtedness for Borrowed Money owing by any Associated Person to Borrower. Borrower has delivered to Bank a true and complete copy of each contract (or, where such contract is oral, a true and complete description thereof) described in SCHEDULE 11(h).

          i. OTHER REPRESENTATIONS. Each of the material representations and warranties of Borrower in any of the other Loan Documents is true and correct.

     12.  COVENANTS.

          a. CERTAIN AFFIRMATIVE COVENANTS. Borrower affirmatively covenants that so long as any obligations of Borrower to Bank under this Agreement or any other Loan Document remain outstanding or any commitment of Bank to make loans to Borrower hereunder remains outstanding, Borrower will:

     i. BANKING RELATIONSHIPS. Maintain with Bank all of its primary banking and transaction accounts, including accounts to hold cash or cash equivalent balances of not less than 40% of the net proceeds of any initial public offering of Borrower's securities, upon terms which are reasonably similar to terms provided to other customers of Bank similarly situated.

     ii.  REPORTING.

          (A) Within 30 days after each month-end, deliver to Bank an Accounts receivable aging reconciled to the general ledger of Borrower, a detailed accounts payable aging reconciled to Borrower's general ledger, and an inventory certification outlining both inventory composition and activity for the month. All the foregoing will be in form satisfactory to Bank.

          (B) Within 30 days after each month-end, deliver to Bank a balance sheet of Borrower as at the end of such month, together with related statements of operations for such month, in form satisfactory to Bank, all certified as to fairness of presentation by the chief financial officer of Borrower.

          (C) Within 30 days after the end of each fiscal quarter of Borrower, deliver to Bank a balance sheet of Borrower as at the end of such fiscal quarter, together with related statements of operations and cash flows for such fiscal quarter and for the portion of the fiscal year ended at the end of such fiscal quarter, all certified at to fairness of presentation by the chief financial officer of Borrower.

          (D) Within 90 days after the end of each fiscal year of Borrower, deliver to Bank a balance sheet of Borrower as at the end of such fiscal year, together with the related statements of operations and cash flows for such fiscal year, prepared on an audited basis with an unqualified opinion by an independent certified public accountant selected by Borrower but reasonably acceptable to Bank.

          (E) Promptly upon completion thereof, and in any event not later than March 1 of each fiscal year, deliver to Bank a copy of the annual business plan and budget for such fiscal year, including budgeted results for each fiscal quarter and for the fiscal year as a whole, and upon the delivery of any financial statements relating to any period included in such budget, a summary comparing the actual financial performance of Borrower during such period to that shown in the budget.

          (F) Promptly upon obtaining knowledge thereof, deliver to Bank written notice of the occurrence of any event which has had, or is reasonably likely to have, a Materially Adverse Affect.

          (G) Deliver to Bank, promptly upon Bank's request, all other information relating to the affairs or business of Borrower as Bank may reasonably request.

     iii. OTHER NOTICES. Promptly upon obtaining knowledge thereof, deliver to Bank written notice of the occurrence of any Default or Event of Default, or of any event which has had, or is reasonably likely to have, a Materially Adverse Effect.

     iv. COMPLIANCE CERTIFICATE. Together with the financial statements described in paragraph (ii)(A) for any month, deliver to Bank a certificate, prepared and signed by the chief financial officer of Borrower, certifying as to
(A) compliance by Borrower with the covenants set forth in paragraphs 12(b)(i) and (ii) hereof for the relevant period most recently ended, and showing, in reasonable detail, the calculations necessary to demonstrate such compliance and
(B) the absence of any Default or Event of Default.

     v. RIGHTS AND FACILITIES. Maintain and preserve all rights, franchises, licenses and other authorities adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and maintain and preserve its corporate existence and good standing.

     vi. INSURANCE. Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property including, but not limited to, the Collateral against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses. At the request of Bank, Borrower will provide evidence of property and casualty and general liability insurance in amounts and types reasonably acceptable to Bank. Bank will be named as Loss Payee and Additional Insured on such policies together with any equipment financiers or holders of other permitted indebtedness, as their interests may appear.

     vii. TAXES AND OTHER LIABILITIES. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all of its indebtedness and other liabilities, except to the extent and so long as:

           (A) the same are being contested in good faith and by appropriate proceedings in such manner as not to cause any material adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder; and

           (B) it shall have set aside on its books reserves segregated (to the extent required by generally accepted accounting practice) and adequate with respect thereto.

     viii. RECORDS AND REPORTS. Maintain a system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; and permit Bank's representatives to have access to, and to examine, its properties, books and records at all reasonable times.

     ix. FURTHER ASSURANCES. Borrower hereby agrees that it will, upon the request of Bank from time to time at its own expense, promptly execute and deliver all such further instruments including, documents or agreements that Bank shall reasonably require, and take all such further action that may be reasonably necessary or appropriate, or that Bank may reasonably request, in order to perfect, preserve or protect any liens granted or purported to be granted under the Loan Documents, to enable Bank to exercise and enforce any of its rights or remedies under this Agreement or any of the other Loan Documents or otherwise to carry out the intent of this Agreement or any of the other Loan Documents.

     x. REIMBURSEMENT OBLIGATIONS. Reimburse Bank upon demand for any and all reasonable legal costs, including reasonable attorneys' fees, and other expenses incurred in connection with the enforcement of any term or provision of this Agreement or any of the other Loan Documents, the consideration of any legal questions relevant to the transactions contemplated by this Agreement and the other Loan Documents and the consideration and/or conduct of any proposed or actual "workout" of any of the obligations of Borrower under this Agreement or any of the other Loan Documents, and the structuring, preparation, negotiation, review, execution, or delivery of this Agreement, any of the other Loan Documents or amendments or waivers hereunder or thereunder, or any related documents (whether or not any of the same become effective). ALL SUCH COSTS AND EXPENSES ACCRUED UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS THROUGH THE DATE OF THIS AGREEMENT SHALL BE PAID BY BORROWER UPON AND IN CONNECTION WITH BANK'S EXECUTION AND DELIVERY OF THIS AGREEMENT.

     xi. INDEMNIFICATION. Indemnify and hold free and harmless Bank and each of its shareholders, officers, directors, employees, agents, subsidiaries and affiliates ("Indemnified Parties"), upon demand, from and against any and all actions, causes of action, suits, losses, costs, liabilities, damages and expenses actually incurred in connection with any of the financing transactions contemplated by any of the Loan Documents (irrespective of whether such Indemnified Party is a party to the action for which indemnification is sought), including all reasonable fees and disbursements of counsel, all amounts paid in settlement and all court costs incurred from time to time by the Indemnified Parties or any of them, and all liabilities and expenses that may arise under any environmental laws except due to its breach of this Agreement, or its own gross negligence or willful misconduct.

           b. CERTAIN NEGATIVE COVENANTS. Borrower agrees that so long as any obligations of Borrower to Bank under this Agreement or any of the Loan Documents remain outstanding, or any commitment of Bank to make any loans to Borrower remains outstanding, Borrower will not without Bank's written consent:

     i. LIQUIDITY RATIO. At all times until the date on which financial statements shall have been delivered to Bank by Borrower for the first fiscal quarter of Borrower for which Borrower's net operating profit shall exceed $1.00 or, if later, March 31, 1999 (the date of delivery of such financial statements or, if applicable, March 31, 1999, being called the "Covenant Conversion Date"), permit the Liquidity Ratio to be less than 1.5:1.

     ii. DEBT SERVICE COVERAGE. Permit the Debt Service Coverage Ratio for any Reference Period (as herein defined), ending after the Covenant Conversion Date to be less than 1.25:1. "Reference Period" means a period of 4 consecutive fiscal quarters, PROVIDED THAT for each of the first 3 fiscal quarters for which the foregoing test shall be applicable, the Reference Period shall be the actual number of fiscal quarters ending after the Covenant Conversion Date, and the Consolidated EBITDA for any such Reference Period shall be determined for such actual number of fiscal quarters, but on an annualized basis.

     iii. TYPE OF BUSINESS. Make any material change in the character of its business.

     iv. OUTSIDE INDEBTEDNESS. Create, incur, assume or permit to exist any Indebtedness for Borrowed Money other than (A) loans from Bank, (B) obligations existing on the date hereof set forth on SCHEDULE 12(b)(iv), or (C) Indebtedness for Borrowed Money of Borrower incurred after the date of this Agreement in the form of capitalized lease obligations and purchase money obligations, provided that the aggregate amount of such capitalized lease obligations and purchase money obligations shall not at any time exceed $500,000.

     v. LIENS AND ENCUMBRANCES. Create, incur, assume or permit to exist any mortgage, pledge, encumbrance, lien (except for liens for taxes not yet due and payable or other similar liens incurred in the ordinary course of Borrower's business) or charge of any kind upon any asset now owned or hereafter acquired by it, other than (A) liens in Bank's favor, (B) existing liens set forth on
SCHEDULE 12(b)(v), (C) liens of mechanics, warehousemen and other similar liens which are either (1) in existence less than 120 days from the date of creation in respect of obligations not yet due, or (2) being contested in good faith by Borrower and bonded pending the resolution of such dispute, (D) liens over leased equipment securing capitalized lease and/or purchase money obligations of Borrower permitted by Section 12.b(iv), (E) statutory liens which, individually or in the aggregate, do not cause a material limitation on the value or use of Borrower's property, and (F) licenses of Borrower's products in the ordinary course of business.

     vi. LOANS, INVESTMENTS, SECONDARY LIABILITIES. Except as otherwise set forth below, make any loans or advances to any person or other entity, other than to employees for relocation, travel or other business expenses in the normal and ordinary course of its business; or make any investment in the securities of any person or other entity, other than the United States Government or consistent with past practices; or guarantee or otherwise become liable upon the obligations of any other person or entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business; or make any other investments. This paragraph (vi) shall not prohibit the payment by Borrower of any salaries or bonuses to employees, or the making by Borrower of any loans or advances to employees, in each case in the normal and ordinary course of business of Borrower consistent with past practices, or cash investments by Borrower in any subsidiaries.

     vii. ACQUISITION OR SALE OF BUSINESS; MERGER OR CONSOLIDATION. Purchase or otherwise acquire the assets or business of any person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefore; or, except in the ordinary and normal course of its business, sell (including without limitation the selling of any property or other asset accompanied by leasing back of same) any property or assets. Upon any sale of any property or assets not permitted hereunder, Borrower shall pay to Bank, immediately upon receipt by Borrower, all of the net proceeds of such sale, for application by Bank to the outstanding obligations of Borrower under the Loan Documents in such manner as Bank shall deem appropriate.

     viii. DIVIDENDS, DISTRIBUTIONS, RESTRICTED PAYMENTS. Declare or pay any dividend or make any other distribution on or in respect of any capital stock of Borrower or any other securities convertible or exchangeable for any capital stock of Borrower; make any payment in respect of the purchase, repurchase, redemption or retirement of any of such capital stock or other securities (other than the payment by Borrower of dividends consisting of shares of common stock on outstanding shares of common stock); or make any payment, prepayment or other distribution on, or payment or distribution in respect of the purchase, repurchase, retirement or other acquisition of, any

Indebtedness for Borrowed Money or other liability, of Borrower to any Associated Person. This paragraph (viii) shall not prohibit the payment by Borrower of any salaries or bonuses to employees, or the making by Borrower of any loans or advances to employees, in each case in the normal and ordinary course of business of Borrower consistent with past practices. This paragraph
(viii) also shall not prohibit (A) the repurchase by Borrower of restricted stock held by Borrower's officers, directors or employees upon termination of employment of such officers, directors or employees, PROVIDED THAT the aggregate purchase price shall not exceed $400,000 for all such repurchases, or (B) the payment of dividends by any subsidiary of Borrower to the Borrower.

     ix. TRANSACTIONS WITH ASSOCIATED PERSONS. Engage in any transactions with any Associated Person, EXCEPT transactions in the ordinary and normal course of business which (A) include only terms and conditions that are fair and equitable to Borrower, (B) do not violate or otherwise conflict with any of the terms and provisions of this Agreement or any of the Loan Documents, (C) require the payment of no fees, charges or commissions by Borrower to any Associated Person, and (D) involve terms no less favorable to Borrower than would be the terms of a similar transaction with any person other than an Associated Person.

     x. CHANGE OF CONTROL TRIGGERING EVENTS. Enter into or undertake any transaction, arrangement or agreement (whether a consolidation, merger, issue or sale of capital stock or other securities, reorganization, voting agreement or otherwise) that will or could reasonably be expected to result in a Change of Control.

     xi. FORMATION OF NEW SUBSIDIARIES. Form any new subsidiaries unless Borrower shall have notified Bank at least 30 days prior to the formation of such subsidiary and Borrower and such subsidiary shall have executed such security documents, guaranties, and other documents as Bank shall request, and PROVIDED FURTHER, that on the date of formation of such subsidiary no Default or Event of Default shall be continuing. It is the understanding of Borrower and Bank that Bank will not require any guaranties from or security provided by any foreign subsidiary so long as no Default or Event of Default are continuing at the time of formation or acquisition of such foreign subsidiary.

     xii. AMENDMENT OF CERTAIN DOCUMENTS. Amend, restate or otherwise modify, or waive any of its rights under, (A) any agreements, instruments or contracts (whether written or oral) between Borrower and any Associated Person, or (B) any Ancillary Documents.

     13. EVENTS OF DEFAULT; REMEDIES. Should any of the following events occur (any such event being referred to as an "Event of Default"): (i) Default by Borrower in the payment of any obligation of Borrower under this Agreement or any of the other Loan Documents; (ii) default by Borrower of any agreement, promise or covenant of Borrower under Section 12.a(iii) or (vi) or 12.b; (iii) default by Borrower in the due performance or observance of any of the agreements, promises or covenants of Borrower under any of the Loan Documents, other than any such agreements, promises or covenants described in clause (i) or
(ii) above, which default shall continue unremedied for ten or more days; (iv) any default or event of default by Borrower under any Ancillary Document; (v) any material representation or warranty of Borrower set forth in any of the Loan Documents, or in any certificate, instrument or statement delivered to Bank pursuant to any Loan Documents, shall be untrue or incorrect in any material respect when made; (vi) Borrower shall default in the payment when due (whether at stated maturity, by acceleration or otherwise) of $100,000 or more of any Indebtedness for Borrowed Money; (vii) Borrower shall default in the observance or performance of any term, covenant or agreement contained in any instrument governing or evidencing any Indebtedness for Borrowed Money, and such default shall permit the holders of such Indebtedness for Borrower Money to declare immediately due and payable or otherwise accelerate Indebtedness for Borrowed Money in an aggregate amount exceeding $100,000; (viii) any Change of Control shall occur; (ix) Borrower shall become insolvent or make an assignment for the benefit of creditors; (x) Borrower shall apply for or consent to or shall permit or suffer to exist the voluntary or involuntary appointment of a trustee, receiver, custodian, or liquidator of all or any material part of its or his property; (xi) Borrower shall have commenced against it, or shall voluntarily commence, any bankruptcy, reorganization or other similar proceeding under bankruptcy or insolvency laws or any dissolution, winding up or liquidation proceeding, which, in the case of any such involuntary proceeding, shall have been consented to by Borrower, as applicable, shall have resulted in entry of an order for relief against Borrower, as applicable, or shall have remained undismissed, undischarged or unbonded for a period of more than 60 days; or
(xii) any other event or circumstance shall occur or arise which has had a Materially Adverse Effect; THEN, in any such event, Bank may, at its option and without demand first made and without notice to Borrower, do any one or more of the following: (a) terminate its obligation to make loans (including, without limitation, any Revolving Loans or Equipment Loans) to Borrower; (b) declare all obligations of Borrower to Bank under this Agreement and the other Loan Documents immediately due and payable; and (c) proceed to enforce all or any of its rights under any of the Loan Documents or available at law or in equity. In the event Bank sells or disposes of any Collateral upon the exercise of any such rights or remedies, and a sufficient sum is not realized from any such sale or disposition to pay all obligations of Borrower to Bank under this Agreement, any of the other Loan Documents or otherwise, Borrower shall be liable to Bank for any deficiency.

     14. ATTACHMENT, ETC. If any writ of attachment, garnishment, execution or other legal process be issued against any property of Borrower, or if any assessment for taxes against Borrower, other than real property, is made by any Federal or State government or any department thereof relating to an amount unpaid or in dispute in excess of $100,000, the commitment of Bank to make loans (including, without limitation, any Revolving Loans or Equipment Loans) to Borrower hereunder shall immediately terminate and all obligations hereunder or under any of the Loan Documents shall immediately become due and payable without demand, presentment or notice of any kind.

     15. SETOFF. Regardless of the adequacy of any Collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from Bank to Borrower, and any securities or other investments or property of Borrower in the possession of Bank, may be applied to or set off against any obligations of Borrower to Bank under this Agreement or any other Loan Document.

     16. FEES. Borrower shall pay to Bank a non-refundable arrangement fee in an amount equal to $2,500.

     17. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of Bank, in the exercise of any power, right or privilege hereunder or under any Loan Document, shall operate as a waiver thereof, nor shall any single or partial exercise thereof or of any other right, power or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, not exclusive of, any other rights or remedies provided in any of the Loan Documents or at law or in equity.

     18. CHOICE OF LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA (EXCEPT ITS CONFLICTS OF LAWS). BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR ANY FEDERAL COURT SITTING THEREIN, AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND TO SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON BORROWER IN ANY MANNER PERMITTED BY CALIFORNIA LAW. EACH PARTY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS.

     19. AMENDMENT AND WAIVER. This Agreement is subject to modification only by a writing signed by Bank and Borrower. Bank shall not be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by Bank. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

     20. DATE OF AGREEMENT. This Agreement is executed by and on behalf of the parties as of June 22, 1998.

     ASPECT MEDICAL SYSTEMS, INC.              IMPERIAL BANK
     "BORROWER"                                "BANK"

    By: /s/ J. Neal Armstrong                  By: Oscar C. Jazdowski
        ______________________________            ______________________________


    Title: Chief Financial Officer             Title: SVP
           ___________________________               ___________________________


                                               By: /s/ Richard D. Aidala
                                                   _____________________________


                                               Title: AVP
                                                   _____________________________

                                  IMPERIAL BANK
                                   MEMBER FDIC

                                 PROMISSORY NOTE
                                (REVOLVING LOANS)

$5,000,000                                                         June 22, 1998

On December 22, 1999 (the "Maturity Date"), and as hereinafter provided, for value received, ASPECT MEDICAL SYSTEMS, INC., a Delaware corporation ("Borrower"), promises to pay to IMPERIAL BANK, a California banking corporation ("Bank"), or order, the principal sum of $5,000,000 or such sums up to the maximum if so stated, as Bank may now or hereafter advance to or for the benefit of the undersigned in the form of Revolving Loans in accordance with the terms of the Loan Agreement defined below, together with interest from the date of disbursement on the unpaid principal balance (A) prior to October 1, 1998, at the rate of one half of one percent (0.5%) per year in excess of the rate of interest which Bank announces from time to time as its prime lending rate (the "Prime Rate"), and (B) after October 1, 1998, at a rate of one quarter of one percent (0.25%) per annum in excess of the Prime Rate, which shall vary concurrently with any change in such Prime Rate. Interest shall be computed at the above rate on the basis of the actual number of days elapsed, divided by 360, which shall, for interest computation purposes, be considered one year. Interest shall be payable in arrears on the last day of each calendar month and on the Maturity Date. All of the obligations evidenced by this Note shall, if not sooner paid, in any event become and be absolutely and unconditionally due and payable in full to Bank by Borrower on the Maturity Date.

     This Promissory Note is the Revolving Note referred to in the Loan Agreement, dated as of June 22, 1998, between Borrower and Bank ("Loan Agreement"). Capitalized terms used herein without definition shall have the meanings given to such terms in the Loan Agreement. Reference is made to the Loan Agreement for a statement of the terms and conditions on which Borrower is required to repay or prepay principal of the Revolving Loans made by Bank to Borrower, on which all the obligations of Borrower to Bank under the Loan Agreement and the other Loan Documents, or any part thereof, may be declared to be, or shall become, immediately due and payable, and on which interest on overdue amounts payable hereunder shall accrue and shall be due and payable. All payments by Borrower to Bank hereunder shall be made without set-off or counterclaim, and in immediately available funds, at the location specified from time to time in the Loan Agreement. All partial payments of any of Borrower's obligations hereunder shall be applied in the manner set forth in the Loan Agreement.

     Borrower irrevocably authorizes Bank to make appropriate notations on any SCHEDULE attached to this Promissory Note to evidence the date and principal amounts of Revolving Loans made to Borrower under the Loan Agreement, and repayments thereof. Any such notations indicating the outstanding principal amount of Revolving Loans under the Loan Agreement shall be rebuttable presumptive evidence of the principal amount of such Revolving Loans outstanding, but the failure to make any such notation or any error in making any such notations, shall not limit or affect the obligations of Borrower hereunder or under the other Loan Documents.

     Borrower waives diligence, presentment, demand, notice, protest and all other notices in connection with the delivery, acceptance, performance or enforcement of this Promissory Note except to the extent provided in the Loan Agreement, and assents to all extensions of time for payment, forbearances and other indulgences without notice. In any action brought under or arising out of this Promissory Note, the Borrower, including its successor(s) or assign(s), hereby consents to the application of California law (except its conflict of laws).

     This Promissory Note is one of the Loan Documents. This Promissory Note and all the obligations of Borrower hereunder are entitled to the benefits of and are secured by certain Collateral, all as more fully described in the Loan Documents. No single or partial exercise of any power hereunder or under any of the other Loan Documents shall preclude other or further exercises thereof or the exercise of any other such power. The holder hereof shall at all times have the right to proceed against any portion of the Collateral in such order and in such manner as such holder may consider appropriate, without waiving any rights with respect to any of the Collateral. Any delay or omission on the part of the holder hereof in exercising any right hereunder or under any other Loan Document shall not operate as a waiver of such right, or of any other right, under this Promissory Note or any other Loan Document.

Executed this 22nd day of June, 1998.


ASPECT MEDICAL SYSTEMS, INC.


BY: /s/ J. Neal Armstrong
   ----------------------------------
Title: Chief Financial Officer

                                  IMPERIAL BANK
                                   MEMBER FDIC

                                 PROMISSORY NOTE
                                (EQUIPMENT LOANS)

$5,000,000                                                         June 22, 1998

On December 22, 2001 (the "Maturity Date"), and as hereinafter provided, for value received, ASPECT MEDICAL SYSTEMS, INC., a Delaware corporation ("Borrower"), promises to pay to IMPERIAL BANK, a California banking corporation ("Bank"), or order, the principal sum of $5,000,000 or such sums up to the maximum if so stated, as Bank may now or hereafter advance to or for the benefit of the undersigned in the form of Equipment Loans in accordance with the terms of the Loan Agreement defined below, together with interest from the date of disbursement on the unpaid principal balance at the rate of one percent (1%) per year in excess of the rate of interest which Bank announces from time to time as its prime lending rate (the "Prime Rate"), which shall vary concurrently with any change in such Prime Rate, reduced to Prime Rate upon an initial public offering by the Borrower. Interest shall be computed at the above rate on the basis of the actual number of days elapsed, divided by 360, which shall, for interest computation purposes, be considered one year. Interest shall be payable in arrears on the last day of each calendar month and on the Maturity Date. Alternatively, the obligations under this Note may become subject to a fixed interest rate in accordance with the terms as set forth in PARAGRAPH 2 of
Section 5 of the Loan Agreement (as defined below). All of the obligations evidenced by this Note shall, if not sooner paid, in any event become and be absolutely and unconditionally due and payable in full to Bank by Borrower on the Maturity Date.

     This Promissory Note is the Equipment Note referred to in the Loan Agreement, dated as of June 22, 1998, between Borrower and Bank ("Loan Agreement"). Capitalized terms used herein without definition shall have the meanings given to such terms in the Loan Agreement. Reference is made to the Loan Agreement for a statement of the terms and conditions on which Borrower is required to repay or prepay principal of the Equipment Loans made by Bank to Borrower, on which all the obligations of Borrower to Bank under the Loan Agreement and the other Loan Documents, or any part thereof, may be declared to be, or shall become, immediately due and payable, and on which interest on overdue amounts payable hereunder shall accrue and shall be due and payable. All payments by Borrower to Bank hereunder shall be made without set-off or counterclaim, and in immediately available funds, at the location specified from time to time in the Loan Agreement. All partial payments of any of Borrower's obligations hereunder shall be applied in the manner set forth in the Loan Agreement.

     Borrower irrevocably authorizes Bank to make appropriate notations on any SCHEDULE attached to this Promissory Note to evidence the date and principal amounts of Equipment Loans made to Borrower under the Loan Agreement, and repayments thereof. Any such notations indicating the outstanding principal amount of Equipment Loans under the Loan Agreement shall be rebuttable presumptive evidence of the principal amount of such Equipment Loans outstanding, but the failure to make any such notation or any error in making any such notations, shall not limit or affect the obligations of Borrower hereunder or under the other Loan Documents.

     Borrower waives diligence, presentment, demand, notice, protest and all other notices in connection with the delivery, acceptance, performance or enforcement of this Promissory Note except to the extent provided in the Loan Agreement, and assents to all extensions of time for payment, forbearances and other indulgences without notice. In any action brought under or arising out of this Promissory Note, the Borrower, including its successor(s) or assign(s), hereby consents to the application of California law (except its conflicts of laws).

     This Promissory Note is one of the Loan Documents. This Promissory Note and all the obligations of Borrower hereunder are entitled to the benefits of and are secured by certain Collateral, all as more fully described in the Loan Documents. No single or partial exercise of any power hereunder or under any of the other Loan Documents shall preclude other or further exercises thereof or the exercise of any other such power. The holder hereof shall at all times have the right to proceed against any portion of the Collateral in such order and in such manner as such holder may consider appropriate, without waiving any rights with respect to any of the Collateral. Any delay or omission on the part of the holder hereof in exercising any right hereunder or under any other Loan Document shall not operate as a waiver of such right, or of any other right, under this Promissory Note or any other Loan Document.

Executed this 22nd day of June, 1998.


ASPECT MEDICAL SYSTEMS, INC.


BY: /s/ J. Neal Armstrong
------------------------------------
Title: Chief Financial Officer

                                  IMPERIAL BANK
                                   MEMBER FDIC

                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT is entered into as of June 22, 1998 between (i) ASPECT MEDICAL SYSTEMS, INC., a Delaware corporation ("Borrower"), and (ii) IMPERIAL BANK, a California banking corporation ("Bank").

                                    RECITALS

     Pursuant to the Loan Agreement, dated as of June 22, 1998 (the "Loan Agreement"), between the Borrower and the Bank, the Bank agreed to make loans to the Borrower.

     It is a condition precedent to the making of loans under the Loan Agreement, that the Borrower agrees to grant to the Bank a continuing pledge of and security interest in the Security Agreement Collateral (as defined below) to secure the Borrower's obligations under the Loan Agreement.

     Accordingly, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Bank to make and maintain loans to the Borrower pursuant to the Loan Agreement, the Borrower agrees with the Bank as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1. CERTAIN TERMS. The following terms when used in this Agreement, including the introductory paragraph and RECITALS hereto, shall, except where the context otherwise requires, have the following meanings :

     "AGREEMENT" means this Security Agreement.

     "BORROWER" is defined in the introductory paragraph hereto.

     "COMPUTER HARDWARE AND SOFTWARE COLLATERAL" means all of the following property of the Borrower, whether currently existing or hereafter arising or acquired:

          (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

          (b) all software programs (including both source code and object code and all related applications and data files if available), whether now owned, licensed or leased or hereafter acquired by the Borrower, whether or not intended or designed for use on the computers and electronic data processing hardware described in CLAUSE (a);

          (c)   all firmware associated therewith;

          (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in CLAUSES (a) through (c);

          (e) all rights of the Borrower with respect to any of the foregoing, including, without limitation, any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing; and

          (f)   all products and proceeds of any of the foregoing.

     "COPYRIGHT COLLATERAL" means all copyrights of the Borrower, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world, currently existing or hereafter arising or acquired, including, without limitation, all of the Borrower's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world (all of the foregoing being collectively called "COPYRIGHTS"), and all applications for registration thereof, whether pending or in preparation, all copyright licenses, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof, the right to sue for past, present and future infringements of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

     "EQUIPMENT" is defined in CLAUSE (a) of SECTION 2.1.

     "INTELLECTUAL PROPERTY COLLATERAL" means, collectively, all of the Borrower's Computer Hardware and Software Collateral, Copyright Collateral, Trade Secrets Collateral, Trademark Collateral, and all, if any, patents, patent applications and other patent rights.

     "INVENTORY" is defined in CLAUSE (b) of SECTION 2.1.

     "LOAN AGREEMENT" is defined in the first paragraph of the RECITALS hereto.

     "LOAN DOCUMENTS" is defined in the Loan Agreement.

     "OBLIGATIONS" means, collectively, all of the indebtedness, obligations and liabilities existing on the date of this Agreement or arising from time to time thereafter, whether direct or indirect, joint or several, actual, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, of the Borrower under or in respect of the Loan Agreement, the Revolving Note, the Equipment Note or any other Loan Document.

     "RECEIVABLES" is defined in CLAUSE (c) of SECTION 2.1.

     "RELATED CONTRACTS" is defined in CLAUSE (c) of SECTION 2.1.

     "SECURITY AGREEMENT COLLATERAL" is defined in SECTION 2.1.

     "TRADEMARK COLLATERAL" means all of the following property of the Borrower, whether currently existing or hereafter arising or acquired:

                    (i) all trademarks, trade names, corporate names, company
              names, business names, fictitious business names, trade styles, service marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this CLAUSE (i), being collectively called "TRADEMARKS"), all registrations and recordings thereof, and in connection therewith, all applications in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof;

                    (ii) all Trademark licenses and other agreements providing the Borrower with rights to use Trademarks;

                    (iii) all reissues, extensions, or renewals of any of the
              items described in the foregoing CLAUSES (i) and (ii);

                    (iv) all of the goodwill of the business connected with the use of, and symbolized by the items described in, CLAUSES (i) and
              (iii); and

                    (v) all proceeds of, and rights associated with, the
              foregoing, including any claim by the Borrower (and the right to sue thereunder) against third parties for past, present, or future infringement or dilution of any Trademark, Trademark registration, or Trademark license, including any Trademark, Trademark registration, Trademark license, or for any injury to the goodwill associated with any Trademark, Trademark registration, Trademark license, or trade name.

     "TRADE SECRETS COLLATERAL" means all common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of the Borrower (all of the foregoing being collectively called "TRADE SECRETS"), whether or not such Trade Secrets have been reduced to a writing or other tangible form, and whether currently existing or hereafter arising or acquired, including all documents and things embodying, incorporating or referring in any way to such Trade Secrets, all Trade Secret licenses, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

     "U.C.C." means the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts.

     SECTION 1.2. LOAN AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including the introductory paragraph and RECITALS hereto, that are defined in the Loan Agreement have the meanings given to such terms in the Loan Agreement.

     SECTION 1.3. U.C.C. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including the introductory paragraph and RECITALS hereto, with such meanings.

     SECTION 1.4. GENERAL PROVISIONS RELATING TO DEFINITIONS. Terms for which meanings are defined in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "including" means including, without limiting the generality of any description preceding such term. Each reference herein to any person shall include a reference to such person's successors and assigns. References to any instrument defined in this Agreement refer to such instrument as originally executed or, if subsequently amended or supplemented from time to time, as so amended or supplemented and in effect at the relevant time of reference thereto.

                                   ARTICLE II

                                SECURITY INTEREST

     SECTION 2.1. GRANT OF SECURITY INTEREST. The Borrower hereby pledges and assigns to the Bank and hereby grants to the Bank a continuing security interest in and to, all of its right, title and interest in and to all of the following property, wherever located, whether now owned or hereafter acquired or existing (all of such property being the "SECURITY AGREEMENT Collateral"):

          (a) all of the Borrower's equipment in all of its forms, and all substitutions therefor, replacements thereof and additions thereto and all attachments, components, parts, and accessories installed thereon or affixed thereto (any and all of the foregoing being the "EQUIPMENT");

          (b)  all of the Borrower's inventory in all of its forms, including

               (i) all inventory, merchandise, goods and other personal property which are held for sale or lease by the Borrower, all raw materials, work in process, unfinished and finished goods with respect thereto, and all materials used or consumed in the manufacture or production thereof;

               (ii) all goods in which the Borrower has an interest in mass or a joint or other interest or right of any kind (including goods in which the Borrower has an interest or right as consignee); and

               (iii) all goods which are returned to or repossessed by the Borrower;

together with, in each case, all accessions thereto and products and proceeds thereof and documents therefor (any and all such inventory, accessions, products, proceeds and documents being the "INVENTORY");

          (c) all accounts, accounts receivable, contracts, contract rights, chattel paper, documents, instruments, general intangibles, and other obligations and rights of the Borrower of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services by the Borrower, including all of the following:

               (i) all of the Borrower's Intellectual Property Collateral;

               (ii) all rights and remedies in and to all security instruments, leases, and other instruments securing or otherwise relating to any such accounts, accounts receivable, contracts, contract rights, chattel paper, documents, instruments, general intangibles, or other obligations; and

               (iii) all instruments evidencing any of the foregoing accounts, accounts receivable, contracts, contract rights, chattel paper, documents, instruments, general intangibles, or other obligations (all such instruments being the "RELATED CONTRACTS");

(any and all such accounts, accounts receivable, contracts, contract rights, chattel paper, documents, instruments, general intangibles, Related Contracts, other obligations, and other property being the "RECEIVABLES");

          (d) all claims, demands, judgments, rights, chooses in action, equities, credits, bank accounts, cash on hand and in banks, securities, bonds, shares of capital stock and other securities of every description, investments, partnership interests, insurance policies, including the cash surrender value thereof and all proceeds thereof, and all federal, state and local tax refunds and/or abatements to which the Borrower is or may from time to time become entitled, no matter how or when arising, including, but not limited to, any loss carryback tax refunds;

          (e) to the maximum extent permitted by applicable law, the Borrower's federal or state licenses, permits, authorizations and consents and all renewals, extensions and proceeds thereof;

          (f) all rights of the Borrower with respect to any leasehold interests, any leasehold improvements, and any proceeds thereof;

          (g) all other property of the Borrower of every kind and description (including all rights, permits and licenses of every kind and description), including fixtures;

          (h) any ownership or other beneficial interest in any joint venture or similar person;

          (i) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing Security Agreement Collateral; and

          (j) all products, offspring, rents, issues, profits, returns, income and proceeds of or rights with respect to any and all of the foregoing Security Agreement Collateral, including proceeds which constitute property of the types described in CLAUSES (a) through (i) and, to the extent not otherwise included, all payments under any indemnity, warranty, or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Security Agreement Collateral.

Notwithstanding the foregoing, the term "SECURITY AGREEMENT COLLATERAL" shall not include:

                    (i) any governmental license or permit to the extent that
               such license or permit prohibits a grant of a security interest hereunder, unless any required consents shall be obtained or such provision shall be or shall have been rendered ineffective by reason of applicable law, any proceeding or otherwise;

                    (ii) any contract of any kind existing as of the date hereof that has valid and enforceable provisions for termination upon the grant of a security interest hereunder, unless any required consents shall be obtained or such provision shall be or shall have been rendered ineffective by reason of applicable law, any proceeding or otherwise; and

                    (iii) any equipment that is subject to liens permitted by
               the Loan Agreement securing capitalized lease obligations or purchase money obligations of the Borrower permitted by the Loan Agreement.

     SECTION 2.2. SECURITY FOR OBLIGATIONS. This Agreement (and the Security Agreement Collateral) secures the prompt payment in full and performance when due of all and each of the Obligations of the Borrower under the Loan Agreement and the other Loan Documents. In addition, all advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by the Bank in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, shall, to the extent lawful, become a part of the Obligations secured hereby.

     SECTION 2.3. COMPANIES REMAIN LIABLE. Anything herein to the contrary notwithstanding:

               (a) the Borrower shall remain liable under all instruments included in the Security Agreement Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed;

               (b) the exercise by the Bank of any rights hereunder shall not release the Borrower from any of its duties or obligations under any instruments included in the Security Agreement Collateral; and

               (c) the Bank shall not have any obligation or liability under any instrument included in the Security Agreement Collateral by reason of this Agreement, nor shall the Bank be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

           SECTION 2.4. SECURITY INTEREST ABSOLUTE. All rights and security interests of the Bank granted hereunder, and all obligations of the Borrower hereunder, shall be absolute and unconditional, irrespective of, and shall not be impaired or affected by:

               (a) any lack of validity or enforceability of the Loan Agreement, any other Loan Document or any other instrument relating to any thereof or to any of the Obligations;

               (b) any change in the corporate existence, structure or ownership of the Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Borrower or any property of Borrower or any resulting release or discharge of any Obligation contained in the Loan Agreement or any other Loan Document;

               (c) any change in the time, manner, or place of payment of, or in any other term of all or any Obligations, or any other compromise, renewal, extension, acceleration or release with respect thereto or with respect to any of the collateral, or any other amendment to, rescission, waiver or other modification of, or any consent to any departure from any of the terms of the Loan Agreement, any other Loan Document or any other instrument relating to any thereof; or

               (d) any defense, set-off or counterclaim which may at any time be available to or be asserted by the Borrower against the Bank.

     SECTION 2.5. ATTORNEY-IN-FACT. Upon and during continuance of any Default or Event of Default (but for items (a), (b) and (c) below, upon and during continuance of any Event of Default only), the Borrower hereby irrevocably appoints the Bank, and any officer or agent thereof, the Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time in the Bank's discretion, to take any and all action and to execute any instrument or other assurance which the Bank may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Borrower under SECTION 4.4), including, without limitation:

               (a) to obtain and adjust insurance required to be maintained by the Borrower pursuant to SECTION 4.3;

               (b) to ask, demand, collect, sue for, recover, compromise, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Borrower's Security Agreement Collateral;

               (c) to receive, endorse and collect any drafts or other instruments and chattel paper in connection with CLAUSE (a) or (b);

               (d) to execute and do all such assurances, acts and things which the Borrower ought to do under the covenants and provisions of this Agreement;

               (e) to take any and all such actions as the Bank may, in its sole and absolute discretion, determine to be necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of the Bank under this Agreement;

               (f) generally, in the name of the Borrower or in the name of the Bank to exercise all or any of the powers, authorities and discretions conferred on or reserved to the Bank pursuant to this Agreement;

               (g) to maintain and preserve all of the Borrower's Intellectual Property Collateral; and

               (h) to file such financing statements with respect hereto, with or without the Borrower's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Bank may deem appropriate, and to execute in the Borrower's name such financing statements and continuation statements which may require the Borrower's signature.

The Borrower hereby acknowledges, consents, and agrees that the power of attorney granted pursuant to this SECTION is irrevocable and coupled with an interest until this Agreement is terminated.

     SECTION 2.6. PROTECTION OF COLLATERAL. The Bank may from time to time, at its option, perform any act which the Borrower agrees hereunder to perform and which the Borrower shall fail to perform after being requested in writing to so perform (it being understood that no such request need be given during the continuance of any Default or Event of Default), and the Bank may from time to time take any other action which the Bank reasonably deems necessary for the maintenance, preservation or protection of any of the Security Agreement Collateral or of the security interests therein consistent with this Agreement and the other Loan Documents. The Bank will exercise reasonable care in the custody and preservation of the Borrower's Security Agreement Collateral in its possession; PROVIDED, HOWEVER, that the Bank shall be deemed to have exercised reasonable care in the custody and preservation of such Security Agreement Collateral if it takes such action for that purpose as the Borrower reasonably requests in writing at times other than during the continuance of any Default or Event of Default, but failure of the Bank to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

           SECTION 2.7. BANK HAS NO DUTY. The powers conferred on the Bank hereunder are solely to protect its interest in the Security Agreement Collateral and shall not impose any duty upon it to exercise any such powers. Except as provided in SECTION 2.6, the accounting for moneys actually received by it hereunder and other duties imposed by the U.C.C. upon secured creditors (unless otherwise modified hereby), the Bank shall have no duty as to any Security Agreement Collateral or responsibility for taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Security Agreement Collateral.

     SECTION 2.8. CONTINUING SECURITY INTEREST. This Agreement has created and shall create a continuing security interest in all of the Security Agreement Collateral and shall (a) remain in full force and effect until the later of the termination of the commitments of the Bank to make loans to the Borrower under the Loan Agreement or the payment in full in cash of all the Obligations and (b) be binding upon the Borrower and its respective successors and assigns (PROVIDED that the Borrower may not assign any of its obligations hereunder without the prior written consent of the Bank). Upon the later of the termination of the commitments of the Bank to make loans to the Borrower under the Loan Agreement or the payment in full in cash of all of the Obligations, the security interest granted hereby by the Borrower shall terminate and all rights to the Security Agreement Collateral of the Borrower shall revert to the Borrower. Upon any such termination of the security interest, the Bank will, at the sole expense of the Borrower, promptly execute and deliver to the Borrower such instruments and other assurances as the Borrower shall reasonably request to evidence such termination, including properly completed UCC-3 Financing Statements.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to the Bank as set forth in this ARTICLE.

     SECTION 3.1. LOCATIONS. The chief place of business and chief executive office of the Borrower and the office where the Borrower keeps its records concerning its Security Agreement Collateral are specified opposite the name of the Borrower in ITEM A of ATTACHMENT 1. As of the date hereof, the Security Agreement Collateral owned by the Borrower is kept at the Borrower's chief executive office and at the other locations specified opposite the name of the Borrower in ITEM B of ATTACHMENT 1.

     SECTION 3.2. OWNERSHIP, POSSESSION, ETC. The Borrower owns its Security Agreement Collateral free and clear of all liens except for liens permitted by
SECTION 12(b)(v) of the Loan Agreement. No effective financing statements or other security instruments similar in effect covering all or any part of the Security Agreement Collateral of the Borrower are on file in any recording office, except such as may have been filed in favor of the Bank relating to this Agreement and except as set forth on SCHEDULE 12(b)(v) of the Loan Agreement. The Borrower does not do business in the United States under any trade name other than those listed in ITEM C of ATTACHMENT 1. No item of Security Agreement Collateral consists of chattel paper which evidences Receivables, and no item of Security Agreement Collateral is evidenced by a promissory note or other instrument.

     SECTION 3.3. CONTRACTS, ETC. Each Related Contract and other contract (and all agreements and contract rights embodied therein) which constitutes Security Agreement Collateral has been duly authorized, executed, and delivered by the Borrower, and to the best of the Borrower's knowledge, the other parties thereto, has not been amended or modified in any manner which would have a Materially Adverse Effect, is in full force and effect, and is binding upon and enforceable against the Borrower, and to the best of the Borrower's knowledge, the other parties thereto in accordance with its terms, subject, as to enforcement, only to bankruptcy, insolvency, reorganization, moratorium, or similar applicable laws affecting the enforceability of the rights of creditors generally. There exists no default or other condition which, after notice or lapse of time, would become a default under any such Related Contract or other contract. As to all such Related Contracts and other contracts, if any, pursuant to which any governmental authority is an obligor, the Borrower will, promptly upon the request of the Bank, use its best efforts to comply with all requirements of the Assignment of Claims Act of 1940 (or any similar law), and appropriately complete and deliver to the Bank notices of assignment (in favor of the Bank) for all such contracts.

     SECTION 3.4. PERFECTION, ETC. The execution and delivery of this Agreement together with the filing of the UCC-1 Financing Statements in the appropriate jurisdictions create a valid, enforceable and perfected security interest in all the Security Agreement Collateral as to which a security interest may be perfected by filing, securing the Obligations, which security interest will be a first priority security interest (except as to any Security Agreement Collateral in which another person has a prior security interest).

                                   ARTICLE IV

                                    COVENANTS

     SECTION 4.1. FURTHER ASSURANCES GENERALLY. The Borrower hereby covenants and agrees that it will, from time to time at its own expense, promptly execute and deliver all further instruments and other assurances, and take all further action, that may be reasonably necessary or desirable, or that the Bank may reasonably request, in order to perfect and protect any security interest purported to be granted by the Borrower under this Agreement or to enable the Bank to exercise and enforce its rights and remedies hereunder with respect to the Borrower's Security Agreement Collateral. Without limitation of the foregoing, the Borrower will, with respect to all of the following property constituting Security Agreement Collateral:

          (a) at the request of the Bank at any time when any Event of Default is continuing, immediately mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables, each Related Contract, each account and each of its records pertaining to its Security Agreement Collateral with a legend, in form and substance satisfactory to the Bank, indicating that such account, document, chattel paper, Related Contract or Security Agreement Collateral is subject to the security interest granted hereby;

          (b) at the request of the Bank, if any Receivable shall be evidenced by a security or chattel paper, immediately deliver and pledge to the Bank hereunder such security or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Bank; and

          (c) execute and file such financing or continuation statements, or amendments thereto, and such other instruments and notices, as may be necessary or desirable, or as the Bank may request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

The Borrower hereby further authorizes the Bank to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of its Security Agreement Collateral without the signature of The Borrower where permitted by applicable law. A copy of this Agreement shall be sufficient as a financing statement where permitted by applicable law. The Borrower will furnish to the Bank from time to time statements and schedules further identifying and describing its Security Agreement Collateral and such other reports in connection with its Security Agreement Collateral as the Bank may request, all in reasonable detail.

     SECTION 4.2. AS TO EQUIPMENT AND INVENTORY. The Borrower hereby covenants and agrees that it will, with respect to all of the following property constituting its Security Agreement Collateral:

          (a) keep the Equipment and Inventory (other than (i) worn-out and no longer used or useful Equipment, (ii) Inventory sold or leased in the ordinary course of business, (iii) other immaterial amounts stored at subcontractors' places of business, and (iv) evaluation, clinical, research, rental and demonstration units distributed to users in the ordinary course of business) at the places therefor specified in SECTION
     3.1 or, upon 30 days' prior written notice to the Bank, at such other places in jurisdictions where all action required by the Bank pursuant to
     SECTION 4.1 shall have been taken with respect to the Equipment and Inventory;

          (b) cause the Equipment to be maintained and preserved in the same condition, repair, and working order as when new, ordinary wear and tear and worn-out and no longer used or useful Equipment excepted, and shall, in the case of any loss or damage to any of the Equipment (of which notice shall be given to the Bank promptly, if such loss or damage is material) as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable to such end;

          (c) pay promptly prior to the date they become delinquent all property and other taxes, assessments, and governmental charges or levies in the aggregate imposed upon, and all claims against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith; and

          (d) permit representatives of the Bank at any time during normal business hours to enter on the premises where its Security Agreement Collateral is located for the purpose of inspecting the books and records and its Security Agreement Collateral, observing its use or otherwise protecting the Bank's interests therein PROVIDED THAT prior to an Event of Default, the foregoing shall occur not more than once in any 3 month period.

     SECTION 4.3. INSURANCE. The Borrower will, at its own expense, maintain insurance with respect to its Equipment and Inventory in such amounts, against such risks, in such form, and with such insurers, as shall be customary in the case of similar businesses and reasonably satisfactory to the Bank, including without limitation, public liability, property damage and workers' compensation insurance, and naming the Bank as loss payee. The Borrower will, if so requested by the Bank, deliver to the Bank original or duplicate policies of such insurance and, as often as the Bank may reasonably request, a report of a reputable insurance broker with respect to the adequacy of such insurance. During the continuance of any Default or Event of Default, all insurance payments otherwise payable to the Borrower under policies of property damage insurance with respect to property constituting Security Agreement Collateral shall instead be paid to and applied by the Bank as specified in SECTION 5.2.

     SECTION 4.4. AS TO RECEIVABLES. The Borrower will, with respect to all of the following property constituting Security Agreement Collateral:

          (a) keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, at the location therefor specified in SECTION 3.1 or, upon thirty (30) days' prior written notice to the Bank, at such other locations; PROVIDED, that all action required by the Bank pursuant to SECTION 4.1 shall have been taken;

          (b) hold and preserve such records and chattel paper and permit representatives of the Bank at any time during normal business hours to inspect and make abstracts from such records and chattel paper PROVIDED THAT prior to an Event of Default, the foregoing shall occur not more than once in any 3 month period. Unless any Event of Default is continuing and the Bank has instructed the Borrower otherwise, the Borrower shall continue to collect, at its own expense, all amounts due or to become due to the Borrower under the Receivables. In connection with such collections, the Borrower may take such action as the Borrower may deem necessary or advisable to enforce collection of the Receivables; PROVIDED, HOWEVER, that the Bank shall have the right, at any time during the continuance of any Event of Default, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Bank and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Borrower thereunder directly to the Bank and, upon such notification and at the expense of the Borrower, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Borrower might have done. During the continuance of any Default or Event of Default and after receipt by the Borrower of notice from the Bank instructing the Borrower to comply with the following provisions of this SECTION 4.4(B):
     (i) all amounts and proceeds (including any instruments) received by the Borrower in respect of any Receivables shall be received in trust for the benefit of the Bank hereunder, shall be segregated from other funds of the Borrower, and shall be forthwith paid over to the Bank in the same form as so received (with any necessary endorsements) to be held as cash collateral and applied in accordance with SECTION 5.2; and (ii) the Borrower will not, without the consent of the Bank, adjust, settle, or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

     SECTION 4.5. NOTICES. The Borrower hereby covenants and agrees that it will, upon obtaining knowledge thereof, advise the Bank promptly, in reasonable detail, (a) of any lien made or asserted against any of its Security Agreement Collateral (except for liens permitted under SECTION 12(b)(v) of the Loan Agreement), (b) of any material change in the composition of its Security Agreement Collateral, (c) of the occurrence of any other event which would have a materially adverse effect on the aggregate value of its Security Agreement Collateral or on the security interests created by it hereunder, and (d) any other matters relating to its Security Agreement Collateral that the Bank may reasonably request in writing.

     SECTION 4.6. TRANSFERS AND OTHER LIENS.

          (a)   The Borrower hereby covenants and agrees that it will not:

                (i) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Security Agreement Collateral, except for dispositions of property permitted by SECTION 12(b)(vii) of the Loan Agreement; or

                (ii) create or suffer to exist any lien upon or with respect to any of its Security Agreement Collateral, except for (A) the security interest created by this Agreement and (B) any other lien permitted by
          SECTION 12(b)(v) of the Loan Agreement, to attach to any Security Agreement Collateral.

          (b) The Borrower hereby covenants and agrees that it will defend the right, title and interest of the Bank in and to its Security Agreement Collateral and in and to the proceeds and products thereof against the claims and demands of all other persons.

     SECTION 4.7. CONTINUOUS PERFECTION. The Borrower hereby covenants and agrees that it will not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed hereunder seriously misleading within the meaning of Section 9-402(7) of the U.C.C. (or any other then applicable provision of the U.C.C.) unless the Borrower shall have given the Bank at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Bank to amend such financing statement or continuation statement so that it is not seriously misleading.

                                    ARTICLE V

                                    REMEDIES

     SECTION 5.1. EXERCISE.

          (a) If any Event of Default is continuing, the Bank may exercise in respect of all or any of the Security Agreement Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the U.C.C. (whether or not the U.C.C. applies to the affected Security Agreement Collateral) and other applicable law. Without limitation of the above, the Bank may, whenever an Event of Default is continuing, without (to the extent permitted by applicable law) notice to the Borrower, take all or any of the following actions:

                (i) transfer all or any part of the Security Agreement Collateral into the name of the Bank or its nominee, with or without disclosing that such Security Agreement Collateral is subject to the lien hereunder;

                (ii) notify the parties obligated in respect of any of the Security Agreement Collateral to make payment to the Bank of any amount due or to become due thereunder;

                (iii) enforce collection of any of the Security Agreement Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

                (iv) take control of any proceeds of the Security Agreement Collateral;

                (v) execute (in the name, place, and stead of the Borrower) endorsements, assignments, stock powers, and other instruments of conveyance or transfer with respect to all or any of the Security Agreement Collateral; and

               (vi) generally, to do all such other acts and things as may be considered incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this SECTION and which the Bank may or can do lawfully and to use the name of the Borrower for such purposes and in any proceedings arising therefrom.

     In furtherance of, and not in limitation of, the foregoing, the Bank, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Borrower or any other person except as required under applicable law (all and each of which demands, advertisements and/or notices are hereby expressly waived), may, whenever an Event of Default is continuing, in a commercially reasonable manner, collect, receive, appropriate and realize upon the Security Agreement Collateral, or any part thereof, and may sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver the Security Agreement Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, at any broker's board or at any of the Bank's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Bank upon any such sale or sales, public or private, to purchase the whole or any part of the Security Agreement Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby expressly waived and released by the Borrower. Unless Security Agreement Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, in which event no notification is required, the Borrower agrees that the Bank need not give it more than ten (10) days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters.

          (b) So long as any Event of Default is continuing, the Borrower shall, upon the request of the Bank, take or cause to be taken (or, if the Borrower does not have the legal right to take such action or cause such action to be taken, the Borrower will use its best efforts to cause such action to be taken), in good faith and promptly, and without any cost or expense to the Bank, all such action as may be necessary or desirable, as soon as reasonably practicable, to sell or to effect the sale of all or part of the Security Agreement Collateral.

          (c) Anything in this Agreement to the contrary notwithstanding, no sale of the Security Agreement Collateral or transfer thereof to the Bank or to the Bank's nominees shall be made without such (if any) approval of any governmental authorities as may be required by any applicable laws. In the event any such approval shall be required, the Borrower absolutely and unconditionally agrees to execute, upon the request of the Bank, and absolutely and unconditionally agrees to use its best efforts, upon the request of the Bank, to cause the execution of, all such applications and other instruments as may be necessary to obtain promptly any such approval.

     SECTION 5.2. APPLICATION OF PROCEEDS. All cash proceeds received by the Bank in respect of any sale of, collection from, or other realization upon, all or any part of the Security Agreement Collateral shall be applied by the Bank to the Obligations. Any surplus of such cash proceeds held by the Bank and remaining after payment in full of all the Obligations shall be paid over to whomsoever else may be lawfully entitled to receive such surplus. The Borrower shall remain liable for any deficiency.

     SECTION 5.3. NO WAIVER; REMEDIES CUMULATIVE. No delay, act or omission on the part of the Bank of any of its rights hereunder shall be deemed a waiver of any rights hereunder unless also contained in a writing signed by the Bank, nor shall any single or partial exercise of, or any failure to exercise, any right, power or privilege preclude any other or further or initial exercise thereof of any other right, power or privilege. The rights and remedies provided herein are cumulative, and not exclusive of rights and remedies which may be granted or provided by applicable law.

     SECTION 5.4. MARSHALLING. The Bank shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Security Agreement Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Bank hereunder in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising.

                                   ARTICLE VI

                                  MISCELLANEOUS

     SECTION 6.1. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Borrower herefrom shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

     SECTION 6.2. CONSENT TO JURISDICTION. THE BORROWER BY ITS EXECUTION HEREOF HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE COURTS OF THE STATE OF CALIFORNIA AND TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF CALIFORNIA FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF, AND HEREBY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH PROCEEDING IN ANY MANNER PERMITTED BY THE LAWS OF THE STATE OF CALIFORNIA.

     SECTION 6.3. GOVERNING LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (EXCEPT ITS CONFLICTS OF LAW).

     SECTION 6.4. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 6.5. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE BANK AND THE BORROWER HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OBLIGATION OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE BANK OR THE BORROWER IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                             ASPECT MEDICAL SYSTEMS, INC.

                                             By: /s/ J. Neal Armstrong
                                                 -------------------------------
                                             Title: Chief Financial Officer

                                             Address: 2 Vision Drive
                                             Natick, MA 01760-2059

                                             Telecopy No.: 508-653-6788
                                             Attention: President



                                             IMPERIAL BANK

                                             By: /s/ Oscar C. Jazdowski
                                                 -------------------------------
                                             Title: SVP


                                             By: /s/ Richard D. Aidala
                                                 -------------------------------
                                             Title: AVP

                                  ATTACHMENT 1
                           (to the Security Agreement)


ITEM A.  LOCATIONS OF CHIEF PLACE OF BUSINESS, CHIEF EXECUTIVE OFFICE AND
         RECORDS.

               2 Vision Drive
               Natick, MA

ITEM B.  LOCATIONS OF COLLATERAL.

               2 Vision Drive
               Natick, MA

               With the exceptions of evaluation, clinical, research, rental and demonstration units distributed to users, and other immaterial amounts stored at subcontractors' places of business.

ITEM C.  TRADE NAMES.

                                  IMPERIAL BANK

                                   MEMBER FDIC

               TRADEMARK COLLATERAL SECURITY AND PLEDGE AGREEMENT


     TRADEMARK COLLATERAL SECURITY AND PLEDGE AGREEMENT, dated as of June 22, 1998, between ASPECT MEDICAL SYSTEMS, INC., a Delaware corporation (the "Assignor"), and IMPERIAL BANK, a bank organized under the laws of the State of California (the "Bank").

     WHEREAS, the Assignor and the Bank are parties to the Loan Agreement (the "Loan Agreement"), dated as of June 22, 1998, pursuant to the terms and conditions of which (i) the Bank has agreed to make loans to the Assignor and
(ii) the Assignor has promised, among other things, to pay to the Bank the unpaid principal balance of the loans and interest thereon.

     WHEREAS, the Assignor has executed and delivered to the Bank the Security Agreement of even date herewith (the "Security Agreement"), pursuant to which the Assignor has granted to the Bank, a security interest in certain of the Assignor's personal property and fixture assets, including without limitation the trademarks, service marks, trademark and service mark registrations, and trademark and service mark registration applications listed on SCHEDULE A attached hereto, all to secure the payment and performance of the obligations of the Assignor under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement) (the "Obligations"); and

     WHEREAS, this Trademark Agreement is supplemental to the provisions contained in the Security Agreement;

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINITIONS.

     Capitalized terms used herein and not otherwise defined herein shall have the same meanings given to such terms in the Loan Agreement and the Security Agreement. In addition, the following terms shall have the meanings set forth in this ss.1:

     ASSIGNMENT OF MARKS. See ss.2.1.

     ASSOCIATED GOODWILL. All goodwill of the Assignor and its business, products and services appurtenant to, associated with or symbolized by the Trademarks and the use thereof.

     PLEDGED TRADEMARKS. All of the Assignor's right, title and interest in and to all of the Trademarks, the Trademark Registrations, the Trademark License Rights, the Trademark Rights, the Associated Goodwill, and all accessions to, substitutions for, replacements of, and all products and proceeds of any and all of the foregoing.

     PTO. The United States Patent and Trademark Office.

     TRADEMARK AGREEMENT. This Trademark Collateral Security and Pledge Agreement, as amended and in effect from time to time.

     TRADEMARK LICENSE RIGHTS. Any and all present or future rights and interests of the Assignor pursuant to any and all present and future franchising or licensing agreements in favor of the Assignor, or to which the Assignor is a party, pertaining to any Trademarks, Trademark Registrations, or Trademark Rights owned or used by third parties, including the right (but not the obligation) in the name of the Assignor or the Bank to enforce, and sue and recover for, any breach or violation of any such agreement to which the Assignor is a party.

     TRADEMARK REGISTRATIONS. All present or future federal, state, local and foreign registrations of the Trademarks, all present and future applications for any such registrations (and any such registrations thereof upon approval of such applications), together with the right (but not the obligation) to apply for such registrations (and prosecute such applications) in the name of the Assignor or the Bank, and to take any and all actions necessary or appropriate to maintain such registrations in effect and renew and extend such registrations.

     TRADEMARK RIGHTS. Any and all present or future rights in, to and associated with the Trademarks throughout the world, whether arising under federal law, state law, common law, foreign law or otherwise, including the following: the right (but not the obligation) to register claims under any state, federal or foreign trademark law or regulation; the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of the Assignor or the Bank for any and all past, present and future infringements or dilution of or any other damages or injury to the Trademarks, the Trademark Rights, or the Associated Goodwill, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, dilution, damage or injury; and the Trademark License Rights.

     TRADEMARKS. All of the trademarks, service marks, designs, logos, indicia, trade names, corporate names, company names, business names, fictitious business names, trade styles, elements of package or trade dress, and other source and product or service identifiers, used or associated with or appurtenant to the products, services and businesses of the Assignor, that (i) are set forth on SCHEDULE A hereto, or (ii) have been adopted, acquired, owned, held or used by the Assignor or are now owned, held or used by the Assignor, in the Assignor's business, or with the Assignor's products and services, or in which the Assignor has any right, title or interest, or (iii) are in the future adopted, acquired, owned, held and used by the Assignor in the Assignor's business or with the Assignor's products and services, or in which the Assignor in the future acquires any right, title or interest.

     2. GRANT OF SECURITY INTEREST.

          2.1. SECURITY INTEREST; ASSIGNMENT OF MARKS. As collateral security for the payment and performance in full of all of the Obligations, the Assignor hereby pledges and collaterally assigns to the Bank and hereby unconditionally grants to the Bank a continuing security interest in and first priority lien on the Pledged Trademarks. In addition, the Assignor has executed in blank and delivered to the Bank an assignment of federally registered trademarks in substantially the form of EXHIBIT 1 hereto (the "Assignment of Marks"). The Assignor hereby authorizes the Bank to complete as assignee and record with the PTO the Assignment of Marks only upon the occurrence and during the continuance of an Event of Default and the proper exercise of the Bank's remedies under this Trademark Agreement and the Security Agreement.

          2.2. SUPPLEMENTAL TO SECURITY AGREEMENT. Pursuant to the Security Agreement the Assignor has granted to the Bank a continuing security interest in and lien on the Collateral (including the Pledged Trademarks). Any and all rights and interests of the Bank in and to the Pledged Trademarks (and any and all obligations of the Assignor with respect to the Pledged Trademarks) provided herein, or arising hereunder or in connection herewith, shall only supplement and be cumulative and in addition to the rights and interests of the Bank (and the obligations of the Assignor) in, to or with respect to the Collateral (including the Pledged Trademarks) provided in or arising under or in connection with the Security Agreement and shall not be in derogation thereof.

     3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

     The Assignor represents, warrants and covenants that: (i) SCHEDULE A sets forth a true and complete list of all Trademarks and Trademark Registrations now owned, licensed, controlled or used by the Assignor; (ii) to the best of Assignor's knowledge, the Trademarks and Trademark Registrations are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, and there is no litigation or proceeding pending concerning the validity or enforceability of the Trademarks or Trademark Registrations; (iii) to the best of the Assignor's knowledge, each of the Trademarks and Trademark Registrations is valid and enforceable; (iv) to the best of the Assignor's knowledge, there is no infringement by others of the Trademarks, Trademark Registrations or Trademark Rights; (v) no claim has been made that the use of any of the Trademarks does or may violate the rights of any third person, and to the best of the Assignor's knowledge, there is no infringement by the Assignor of the trademark rights of others; and (vi) the Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks (other than ownership and other rights reserved by third party owners with respect to Trademarks that the Assignor is licensed to use or under licenses granted by Assignor in the ordinary course of business), free and clear of any liens, charges, encumbrances and adverse claims, including pledges, assignments, licenses, registered user agreements and covenants by the Assignor not to sue third persons, other than the lien created by the Security Agreement and this Trademark Agreement or permitted thereunder.

     4. NO TRANSFER OR INCONSISTENT AGREEMENTS.

     Without the Bank's prior written consent, the Assignor will not (i) mortgage, pledge, assign, encumber, grant a security interest in, transfer, license or alienate any of the Pledged Trademarks, or (ii) enter into any agreement (for example, a license agreement) that is inconsistent with the Assignor's obligations under this Trademark Agreement or the Security Agreement.

     5. AFTER-ACQUIRED TRADEMARKS, ETC.

          5.1. AFTER-ACQUIRED TRADEMARKS. If, before the Obligations shall have been finally paid and satisfied in full, and all of the commitments shall have terminated, the Assignor shall obtain any right, title or interest in or to any other or new Trademarks, Trademark Registrations or Trademark Rights, the provisions of this Trademark Agreement shall automatically apply thereto and the Assignor shall promptly provide to the Bank notice thereof in writing and execute and deliver to the Bank such documents or instruments as the Bank may reasonably request further to implement, preserve or evidence the Bank's interest therein.

          5.2. AMENDMENT TO SCHEDULE. The Assignor authorizes the Bank to modify this Trademark Agreement and the Assignment of Marks, without the necessity of the Assignor's further approval or signature, by amending EXHIBIT A hereto and the ANNEX to the Assignment of Marks to include any future or other Trademarks, Trademark Registrations or Trademark Rights under ss.2 or ss.5.

     6. TRADEMARK PROSECUTION.

          6.1. ASSIGNOR RESPONSIBLE. The Assignor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with the Pledged Trademarks.

          6.2. PROTECTION OF TRADEMARKS, ETC. In general, the Assignor shall take any and all such actions (including institution and maintenance of suits, proceedings or actions) as may be necessary or appropriate to properly maintain, protect, preserve, care for and enforce the Pledged Trademarks. The Assignor shall not take or fail to take any action, nor permit any action to be taken or not taken by others under its control, that would adversely affect the validity, grant or enforcement of the Pledged Trademarks except to the extent in Assignor's reasonable business judgment it would be in the Assignor's best interests to continue.

     7. REMEDIES.

     Upon the occurrence and during the continuance of an Event of Default, the Bank shall have, in addition to all other rights and remedies given it by this Trademark Agreement, the Loan Agreement, the Security Agreement and the other Loan Documents, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the Commonwealth of Massachusetts, and, without limiting the generality of the foregoing, the Bank may immediately, without demand of performance and without other notice (except as required by law or required in the foregoing documents) or demand whatsoever to the Assignor, all of which are hereby expressly waived, sell or license at public or private sale or otherwise realize upon the whole or from time to time any part of the Pledged Trademarks, or any interest that the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Pledged Trademarks all reasonable expenses incurred by the Bank in attempting to enforce this Trademark Agreement (including all reasonable expenses for broker's fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations. At any such sale or other disposition, the Bank may, to the extent permitted under applicable law, purchase or license the whole or any part of the Pledged Trademarks or interests therein sold, licensed or otherwise disposed of.

     8. POWER OF ATTORNEY.

     If any Event of Default shall have occurred and be continuing, the Assignor does hereby make, constitute and appoint the Bank (and any officer or agent of the Bank as the Bank may select in its exclusive discretion) as the Assignor's true and lawful attorney-in-fact, with full power of substitution and with the power to endorse the Assignor's name on all applications, documents, papers and instruments necessary for the Bank to use the Pledged Trademarks, or to grant or issue any exclusive or nonexclusive license of any of the Pledged Trademarks to any third person, or to take any and all actions necessary for the Bank to assign, pledge, convey or otherwise transfer title in or dispose of any of the Pledged Trademarks or any interest of the Assignor therein to any third person, and, in general, to execute and deliver any instruments or documents and do all other acts that the Assignor is obligated to execute and do hereunder. The Assignor hereby releases the Bank from any claims, liabilities, causes of action or demands arising out of or in connection with any action taken or omitted to be taken by the Bank under this power of attorney

(except for the Bank's gross negligence or willful misconduct). This power of attorney is coupled with an interest and shall be irrevocable for the duration of this Trademark Agreement.

     9. FURTHER ASSURANCES.

     The Assignor shall, at any time and from time to time, and at its expense, make, execute, acknowledge and deliver, and file and record as necessary or appropriate with governmental or regulatory authorities, agencies or offices, such agreements, assignments, documents and instruments, and do such other and further acts and things (including, without limitation, obtaining consents of third parties), as the Bank may reasonably request or as may reasonably be necessary or appropriate in order to implement and effect fully the intentions, purposes and provisions of this Trademark Agreement, or to assure and confirm to the Bank the grant, perfection and priority of the Bank's security interest in the Pledged Trademarks.

     10. TERMINATION.

     At such time as all of the Obligations have been finally paid and satisfied in full, and all the commitments of the Bank to make loans to the Assignor shall have terminated, this Trademark Agreement shall terminate and the Bank shall, upon the written request and at the expense of the Assignor, execute and deliver to the Assignor all deeds, assignments and other instruments as may be necessary or proper to reassign and reconvey to and re-vest in the Assignor the entire right, title and interest to the Pledged Trademarks previously granted, assigned, transferred and conveyed to the Bank by the Assignor pursuant to this Trademark Agreement, as fully as if this Trademark Agreement had not been made, subject to any disposition of all or any part thereof that may have been made by the Bank pursuant hereto or the Security Agreement.

     11. NO ASSUMPTION OF LIABILITY; INDEMNIFICATION.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE BANK ASSUMES NO LIABILITIES OF THE ASSIGNOR WITH RESPECT TO ANY CLAIM OR CLAIMS REGARDING THE ASSIGNOR'S OWNERSHIP OR PURPORTED OWNERSHIP OF, OR RIGHTS OR PURPORTED RIGHTS ARISING FROM, ANY OF THE PLEDGED TRADEMARKS OR ANY USE, LICENSE OR SUBLICENSE THEREOF, WHETHER ARISING OUT OF ANY PAST, CURRENT OR FUTURE EVENT, CIRCUMSTANCE, ACT OR OMISSION OR OTHERWISE. ALL OF SUCH LIABILITIES SHALL BE EXCLUSIVELY THE RESPONSIBILITY OF THE ASSIGNOR, AND THE ASSIGNOR SHALL INDEMNIFY THE BANK FOR ANY AND ALL COSTS, EXPENSES, DAMAGES AND CLAIMS, INCLUDING LEGAL FEES, INCURRED BY THE BANK WITH RESPECT TO SUCH LIABILITIES.

     12. AMENDMENT AND WAIVER.

     This Trademark Agreement is subject to modification only by a writing signed by the Bank and the Assignor, except as provided in ss.5.2. The Bank shall not be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by the Bank. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

     13. GOVERNING LAW; CONSENT TO JURISDICTION.

     THIS TRADEMARK AGREEMENT IS GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA EXCEPT CONFLICTS OF LAWS.

     14. WAIVER OF JURY TRIAL.

     EACH OF THE BANK AND THE ASSIGNOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS TRADEMARK AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS.

     15. MISCELLANEOUS.

     The headings of each section of this Trademark Agreement are for convenience only and shall not define or limit the provisions thereof. This Trademark Agreement and all rights and obligations hereunder shall be binding upon the Assignor and its respective successors and assigns, and shall inure to the benefit of the Bank and its respective successors and assigns. In the event of any irreconcilable conflict between the provisions of this Trademark Agreement and the Loan Agreement, or between this Trademark Agreement and the Security Agreement, the provisions of the Loan Agreement or the Security Agreement, as the case may be, shall control. If any term of this Trademark Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Trademark Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Assignor acknowledges receipt of a copy of this Trademark Agreement.

     IN WITNESS WHEREOF, this Trademark Agreement has been executed as of the day and year first above written.

                          ASPECT MEDICAL SYSTEMS, INC.

                                             ASPECT MEDICAL SYSTEMS, INC.

                                             By: /s/ J. Neal Armstrong
                                                 -------------------------------
                                                 Name: J. Neal Armstrong
                                                 Title: Chief Financial Officer


                                             IMPERIAL BANK

                                             By: /s/ Oscar C. Jazdowski
                                                 -------------------------------
                                                 Name: Oscar C. Jazdowski
                                                 Title: SVP


                                             By: /s/ Richard D. Aidala
                                                 -------------------------------
                                                 Name: Richard D. Aidala
                                                 Title: AVP



                          CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS    )
                                 ) ss.
COUNTY OF SUFFOLK                )


     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 22nd day of June, 1998, personally appeared J. Neal Armstrong known personally, and who, being by me duly sworn, deposes and says that he is the Chief Financial Officer of Aspect Medical Systems, Inc. and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said J. Neal Armstrong, acknowledged said instrument to be the free act and deed of said corporation.

                                      Angela M. Ray
                                      --------------------------
                                      Notary Public
                                      My commission expires: 2/3/2000

                                   SCHEDULE A

                     TRADEMARKS AND TRADEMARK REGISTRATIONS


      Trademark                                      Registrations --
         or                            United States Patent and Trademark Office
    Service Mark                       Registration No.        Registration Date
    ------------                       ----------------        -----------------


















      Trademark                                   Pending Applications --
         or                            United States Patent and Trademark Office
    Service Mark                          Serial No.              Filing Date
    ------------                          ----------              -----------

                                    EXHIBIT 1

                ASSIGNMENT OF TRADEMARKS AND SERVICE MARKS (U.S.)

     WHEREAS, ASPECT MEDICAL SYSTEMS, INC., a corporation existing under the laws of the state of Delaware (the "Assignor"), has adopted and used and is using the trademarks and service marks (the "Marks") identified on the ANNEX hereto, and is the owner of the registrations of and pending registration applications for such Marks in the United States Patent and Trademark Office identified on such ANNEX; and

     WHEREAS, IMPERIAL BANK, a bank organized under the laws of the State of California, having a place of business at 225 Franklin Street, Boston, Massachusetts 02110 (the "Assignee"), is desirous of acquiring the Marks and the registrations thereof and registration applications therefor;

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby assign, sell and transfer unto the Assignee all right, title and interest in and to the Marks, together with (i) the registrations of and registration applications for the Marks, (ii) the goodwill of the business symbolized by and associated with the Marks and the registrations thereof, and (iii) the right to sue and recover for, and the right to profits or damages due or accrued arising out of or in connection with, any and all past, present or future infringements or dilution of or damage or injury to the Marks or the registrations thereof or such associated goodwill.

     This Assignment of Trademarks and Service Marks (U.S.) is intended to and shall take effect as a sealed instrument at such time as the Assignee shall complete this instrument by inserting its name in the second paragraph above and signing its acceptance of this Assignment of Trademarks and Service Marks (U.S.) below.

     IN WITNESS WHEREOF, the Assignor, by its duly authorized officer, has executed this assignment, as an instrument under seal, on this ______ day of June, 1998.

                                             ASPECT MEDICAL SYSTEMS, INC.

                                             By:________________________________
                                                Title:

     The foregoing assignment of the Marks and the registrations thereof and registration applications therefor by the Assignor to the Assignee is hereby accepted as of the __ day of __________, ____.

                                             IMPERIAL BANK

                                             By:________________________________
                                                Title:

                                             By:________________________________
                                                Title:

THE STATE/COMMONWEALTH OF _____________    )
                                           ) ss.
COUNTY OF ___________                      )


     On this the ______ day of June, 1998, before me appeared
________________________, the person who signed this instrument, who acknowledged that (s)he is the _________________________ of Aspect Medical Systems, Inc. and that being duly authorized (s)he signed such instrument as a free act on behalf of ________________

                                         ------------------------------
                                         Notary Public
                     [Seal]              My commission expires:

                                     ANNEX



      Trademark                                      Registrations --
         or                            United States Patent and Trademark Office
    Service Mark                       Registration No.        Registration Date
    ------------                       ----------------        -----------------


















      Trademark                                   Pending Applications --
         or                            United States Patent and Trademark Office
    Service Mark                          Serial No.              Filing Date
    ------------                          ----------              -----------

                ASSIGNMENT OF TRADEMARKS AND SERVICE MARKS (U.S.)

     WHEREAS, ASPECT MEDICAL SYSTEMS, INC., a corporation existing under the laws of the state of Delaware (the "Assignor"), has adopted and used and is using the trademarks and service marks (the "Marks") identified on the ANNEX hereto, and is the owner of the registrations of and pending registration applications for such Marks in the United States Patent and Trademark Office identified on such ANNEX; and

     WHEREAS, IMPERIAL BANK, a bank organized under the laws of the State of California, having a place of business at 225 Franklin Street, Boston, Massachusetts 02110 (the "Assignee"), is desirous of acquiring the Marks and the registrations thereof and registration applications therefor;

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby assign, sell and transfer unto the Assignee all right, title and interest in and to the Marks, together with (i) the registrations of and registration applications for the Marks, (ii) the goodwill of the business symbolized by and associated with the Marks and the registrations thereof, and (iii) the right to sue and recover for, and the right to profits or damages due or accrued arising out of or in connection with, any and all past, present or future infringements or dilution of or damage or injury to the Marks or the registrations thereof or such associated goodwill.

     This Assignment of Trademarks and Service Marks (U.S.) is intended to and shall take effect as a sealed instrument at such time as the Assignee shall complete this instrument by inserting its name in the second paragraph above and signing its acceptance of this Assignment of Trademarks and Service Marks (U.S.) below.

     IN WITNESS WHEREOF, the Assignor, by its duly authorized officer, has executed this assignment, as an instrument under seal, on this 22nd day of June, 1998.

                                             ASPECT MEDICAL SYSTEMS, INC.

                                             By: J. Neal Armstrong
                                                 -------------------------------
                                                 Title: Chief Financial Officer

     The foregoing assignment of the Marks and the registrations thereof and registration applications therefor by the Assignor to the Assignee is hereby accepted as of the __ day of __________, ____.

                                             IMPERIAL BANK

                                             By:________________________________
                                                Title:

                                             By:________________________________
                                                Title:

COMMONWEALTH OF MASSACHUSETTS      )
                                   ) ss.
COUNTY OF SUFFOLK                  )


     On this the 22nd day of June, 1998, before me appeared J. Neal Armstrong, the person who signed this instrument, who acknowledged that (s)he is the Chief Financial Officer of Aspect Medical Systems, Inc. and that being duly authorized
(s)he signed such instrument as a free act on behalf of Aspect Medical Systems, Inc.

                                         Angela M. Ray
                                         ------------------------------
                                         Notary Public
                     [Seal]              My commission expires: 2/3/2000

                                  IMPERIAL BANK
                                   MEMBER FDIC

                 PATENT COLLATERAL SECURITY AND PLEDGE AGREEMENT


     PATENT COLLATERAL SECURITY AND PLEDGE AGREEMENT, dated as of June 22, 1998, between ASPECT MEDICAL SYSTEMS, INC., a Delaware corporation (the "Assignor"), and IMPERIAL BANK, a bank organized under the laws of the State of California (the "Bank").

     WHEREAS, the Assignor and the Bank are parties to a Loan Agreement, dated as of June 22, 1998 (as amended and in effect from time to time, the "Loan Agreement"), between the Assignor and the Bank, pursuant to the terms and conditions of which (i) the Bank has agreed to make loans to the Assignor and
(ii) the Assignor has promised, among other things, to pay to the Bank the unpaid principal balance of the loans and interest thereon.

     WHEREAS, the Assignor has executed and delivered to the Bank the General Security Agreement of even date herewith (the "Security Agreement"), pursuant to which the Assignor has granted to the Bank a security interest in certain of the Assignor's personal property and fixture assets, including without limitation the patents and patent applications listed on SCHEDULE A attached hereto, all to secure the payment and performance of the Assignor's obligations under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement) (the "Obligations"); and

     WHEREAS, this Patent Agreement is supplemental to the provisions contained in the Security Agreement;

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. DEFINITIONS.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Loan Agreement and the Security Agreement. In addition, the following terms shall have the meanings set forth in this ss.1:

     PATENT AGREEMENT. This Patent Collateral Security and Pledge Agreement, as amended and in effect from time to time.

     PATENT COLLATERAL. All of the Assignor's right, title and interest in and to all of the Patents, the Patent License Rights, and all other Patent Rights, and all additions, improvements, and accessions to, all substitutions for and replacements of, and all products and Proceeds (including insurance proceeds) of any and all of the foregoing, and all books and records and technical information and data describing or used in connection with any and all such rights, interests, assets or property; PROVIDED, HOWEVER, the term "Patent Collateral" shall not include any Patent License Rights which are now or hereafter held by the Assignor as licensee to the extent that (i) any licensing arrangement in favor of the Assignor, or to which the Assignor is a party, is not assignable or capable of being encumbered as a matter of law or under the terms of such licensing arrangement (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof and (ii) such consent has not been obtained; PROVIDED, FURTHER, THAT, the term "Patent Collateral" shall include (A) any and all proceeds of such licensing arrangements to the extent it is not so restricted and (B) upon any such licensor or lessor consent with respect to any such otherwise excluded licensing arrangements being obtained, thereafter such Patent License Rights as well as any proceeds thereof that might have been excluded from such term.

     PATENT LICENSE RIGHTS. Any and all present or future rights and interests of the Assignor pursuant to any and all present and future licensing agreements in favor of the Assignor, or to which the Assignor is a party, pertaining to any Patents or Patent Rights, owned or used by third parties in the present or future, including the right in the name of the Assignor or the Bank to enforce, and sue and recover for, any present or future breach or violation of any such agreement.

     PATENT RIGHTS. Any and all present or future rights in, to and associated with the Patents throughout the world, whether arising under federal law, state law, common law, foreign law, or otherwise, including but not limited to the following: the right (but not the obligation) to register claims under any federal, state or foreign patent law or regulation; the right (but not the obligation) to sue or bring opposition or bring cancellation proceedings in the name of the Assignor or the Bank for any and all present and future infringements of or any other damages or injury to the Patents or the Patent Rights; the right to damages or profits due or accrued arising out of or in connection with any such present or future infringement, damage or injury; and the Patent License Rights.

     PATENTS. All patents and patent applications, whether United States or foreign, that are owned by the Assignor or in which the Assignor has any right, title or interest, now or in the future, including but not limited to:

          (a) the patents and patent applications listed on SCHEDULE A hereto (as the same may be amended pursuant hereto from time to time);

          (b) all letters patent of the United States or any other country, and all applications for letters patent of the United States or any other country;

          (c) all re-issues, continuations, divisions, continuations-in-part, renewals or extensions thereof;

          (d) the inventions disclosed or claimed therein, including the right to make, use, practice and/or sell (or license or otherwise transfer or dispose of) the inventions disclosed or claimed therein; and

          (e) the right (but not the obligation) to make and prosecute applications for such Patents.

     PROCEEDS. Any consideration received from the sale, exchange, license, lease or other disposition or transfer of any right, interest, asset or property which constitutes all or any part of the Patent Collateral, any value received as a consequence of the ownership, possession, use or practice of any Patent Collateral, and any payment received from any insurer or other person or entity as a result of the destruction or the loss, theft or other involuntary conversion of whatever nature of any right, interest, asset or property which constitutes all or any part of the Patent Collateral.

     PTO. The United States Patent and Trademark Office.

          2. GRANT OF SECURITY INTEREST.

     To secure the payment and performance in full of all of the Obligations, the Assignor hereby pledges and hereby grants to the Bank a security interest in all of the Patent Collateral. THE BANK ASSUMES NO LIABILITY ARISING IN ANY WAY BY REASON OF ITS HOLDING SUCH COLLATERAL.

          3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

     The Assignor represents, warrants and covenants that: (i) SCHEDULE A attached hereto sets forth a true and complete list of all the patents, rights to patents and patent applications now owned, licensed, controlled or used by the Assignor; (ii) the issued Patents are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, and there is no litigation or proceeding pending concerning the validity or enforceability of the issued Patents; (iii) to the best of the Assignor's knowledge, each of the issued Patents is valid and enforceable; (iv) to the best of the Assignor's knowledge, there is no infringement by others of the issued Patents or Patent Rights; (v) to the Assignor's knowledge no claim has been made that the use of any of the Patents does or may violate the rights of any third person, and to the best of the Assignor's knowledge there is no infringement by the Assignor of the patent rights of others; and (vi) the Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents (other than ownership and other rights reserved by third party owners with respect to Patents which the Assignor is licensed to practice or use or under licenses granted by Assignor in the ordinary course of business), free and clear of any liens, charges, encumbrances and adverse claims, other than the liens created by the Security Agreement and this Patent Agreement or permitted under the Loan Agreement.

          4. NO TRANSFER OR INCONSISTENT AGREEMENTS.

     Without the Bank's prior written consent, the Assignor will not (i) mortgage, pledge, assign, encumber, grant a security interest in, transfer, license or alienate any of the Patent Collateral, or (ii) enter into any agreement (for example, a license agreement) that is inconsistent with the Assignor's obligations under this Patent Agreement or the Security Agreement other than the licensing of Patent Collateral by the Assignor in the ordinary course of its business.

          5. AFTER-ACQUIRED PATENTS, ETC.

          5.1. AFTER-ACQUIRED PATENTS. If, before the Obligations shall have been finally paid and satisfied in full, the Assignor shall obtain any right, title or interest in or to any other or new patents or patent applications, or become entitled to the benefit of any patent application or patent or any reissue, division, continuation, renewal, extension, or continuation-in-part of any of the Patent Collateral or any improvement on any of the Patent Collateral, the provisions of this Patent Agreement shall automatically apply thereto and the Assignor shall promptly give to the Bank notice thereof in writing and execute and deliver to the Bank such documents or instruments as the Bank may reasonably request further to transfer title thereto to the Bank.

          5.2. AMENDMENT TO SCHEDULE. The Assignor authorizes the Bank to modify this Patent Agreement, without the necessity of the Assignor's further approval or signature, by amending SCHEDULE A hereto to include any future or other Patents or Patent Rights under ss.2 or ss.5 hereof.

          6. PATENT PROSECUTION.

          6.1. ASSIGNOR RESPONSIBLE. The Assignor shall assume full and complete responsibility for the prosecution, grant, enforcement or any other necessary or desirable actions in connection with the Patent Collateral.

          6.2. PROTECTION OF PATENTS, ETC. In general, the Assignor shall take any and all such actions (including but not limited to institution and maintenance of suits, proceedings or actions) as may be necessary or appropriate to properly maintain, protect, preserve, care for and enforce the Patent Collateral, except if and to the extent that, in the reasonable business judgment of the Assignor, the Assignor believes that such action would not be in the best interests of the Assignor. The Assignor shall not take or fail to take any action, nor permit any action to be taken or not taken by others under its control, which would affect the validity, grant or enforcement in any material respect of any of the Patent Collateral, except if, and to the extent that, in the reasonable business judgment of the Assignor, the Assignor believes that such action would not be in the best interests of the Assignor.

          7. REMEDIES.

     If any Event of Default shall have occurred and be continuing, then upon notice by the Bank to the Assignor: (i) the Assignor's license with respect to the Patents as set forth in ss.7 shall terminate; (ii) the Assignor shall immediately cease and desist from the practice, manufacture, use and sale of the inventions claimed, disclosed or covered by the Patents; and (iii) the Bank shall have, in addition to all other rights and remedies given it by this Patent Agreement, the Loan Agreement, the Security Agreement, and the other Loan Documents, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the Commonwealth of Massachusetts and, without limiting the generality of the foregoing, the Bank may immediately, without demand of performance and without other notice (except as provided by law or the Loan Documents) or demand whatsoever to the Assignor, all of which are hereby expressly waived, and without advertisement, sell or license at public or private sale or otherwise realize upon the whole or from time to time any part of the Patent Collateral, or any interest which the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Patent Collateral all reasonable expenses (including all reasonable expenses for brokers' fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations. At any such sale or other disposition, the Bank may, to the extent permitted under applicable law, purchase or license the whole or any part of the Patent Collateral or interests therein sold, licensed or otherwise disposed of.

          8. POWER OF ATTORNEY.

     If any Event of Default shall have occurred and be continuing, the Assignor does hereby make, constitute and appoint the Bank (and any officer or agent of the Bank as the Bank may select in its exclusive discretion) as the Assignor's true and lawful attorney-in-fact, with the power to endorse the Assignor's name on all applications, documents, papers and instruments necessary for the Bank to use any of the Patent Collateral, to practice, make, use or sell the inventions disclosed or claimed in any of the Patent Collateral, to grant or issue any exclusive or nonexclusive license of any of the Patent Collateral to any third person, or necessary for the Bank to assign, pledge, convey or otherwise transfer title in or dispose of the Patent Collateral or any part thereof or interest therein to any third person, and, in general, to execute and deliver any instruments or documents and do all other acts which the Assignor is obligated to execute and do hereunder. The Assignor releases the Bank from any claims, liabilities, causes of action or demands arising out of or in connection with any action taken or omitted to be taken by the Bank under this power of attorney (except for the Bank's gross negligence or willful misconduct). This power of attorney shall be irrevocable for the duration of this Patent Agreement.

          9. FURTHER ASSURANCES.

     The Assignor shall, at any time and from time to time, and at its expense, make, execute, acknowledge and deliver, and file and record as necessary or appropriate with governmental or regulatory authorities, agencies or offices, such agreements, assignments, documents and instruments, and do such other and further acts and things (including, without limitation, obtaining consents of third parties), as the Bank may reasonably request or as may be reasonably necessary or appropriate in order to implement and effect fully the intentions, purposes and provisions of this Patent Agreement, or to assure and confirm to the Bank the grant, perfection and priority of the Bank's security interest in any of the Patent Collateral.

          10. TERMINATION.

     At such time as all of the Obligations have been finally and indefeasibly paid and satisfied in full and the commitments of the Bank to make loans to the Assignor shall have terminated, this Patent Agreement shall terminate.

          11. NO ASSUMPTION OF LIABILITY; INDEMNIFICATION.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE BANK ASSUMES NO LIABILITIES OF THE ASSIGNOR WITH RESPECT TO ANY CLAIM OR CLAIMS REGARDING THE ASSIGNOR'S OWNERSHIP OR PURPORTED OWNERSHIP OF, OR RIGHTS OR PURPORTED RIGHTS ARISING FROM, ANY OF THE PATENT COLLATERAL OR ANY PRACTICE, USE, LICENSE OR SUBLICENSE THEREOF, OR ANY PRACTICE, MANUFACTURE, USE OR SALE OF ANY OF THE INVENTIONS DISCLOSED OR CLAIMED THEREIN, WHETHER ARISING OUT OF ANY PAST, CURRENT OR FUTURE EVENT, CIRCUMSTANCE, ACT OR OMISSION OR OTHERWISE. ALL OF SUCH LIABILITIES SHALL BE EXCLUSIVELY BORNE BY THE ASSIGNOR, AND THE ASSIGNOR SHALL INDEMNIFY THE BANK FOR ANY AND ALL COSTS, EXPENSES, DAMAGES AND CLAIMS, INCLUDING LEGAL FEES, INCURRED BY THE BANK WITH RESPECT TO SUCH LIABILITIES.

          12. RIGHTS AND REMEDIES CUMULATIVE.

     All of the Bank's rights and remedies with respect to the Patent Collateral, whether established hereby or by the Security Agreement or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently. This Patent Agreement is supplemental to the Security Agreement, and nothing contained herein shall in any way derogate from any of the rights or remedies of the Bank contained therein. Nothing contained in this Patent Agreement shall be deemed to extend the time of attachment or perfection of or otherwise impair the security interest in any of the Patent Collateral granted to the Bank under the Security Agreement.

          13. AMENDMENT AND WAIVER.

     This Patent Agreement is subject to modification only by a writing signed by the Bank and the Assignor, except as provided in ss.5.2. The Bank shall not be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by the Bank. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

          14. GOVERNING LAW.

     THIS PATENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

          15. WAIVER OF JURY TRIAL.

     THE ASSIGNOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS PATENT AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS.

          16. MISCELLANEOUS.

     The headings of each section of this Patent Agreement are for convenience only and shall not define or limit the provisions thereof. This Patent Agreement and all rights and obligations hereunder shall be binding upon the Assignor and its successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. In the event of any irreconcilable conflict between the provisions of this Patent Agreement and the Loan Agreement, or between this Patent Agreement and the Security Agreement, the provisions of the Loan Agreement or the Security Agreement, as the case may be, shall control. If any term of this Patent Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Patent Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Assignor acknowledges receipt of a copy of this Patent Agreement.

     IN WITNESS WHEREOF, this Patent Agreement has been executed as of the day and year first above written.

                                             ASPECT MEDICAL SYSTEMS, INC.


                                             By: /s/ J. Neal Armstrong
                                                 -------------------------------
                                                 Name: J. Neal Armstrong
                                                 Title: Chief Financial Officer


                                             IMPERIAL BANK

                                             By: /s/ Oscar C. Jazdowski
                                                 -------------------------------
                                                 Name: Oscar C. Jazdowski
                                                 Title: SVP


                                             By: /s/ Richard D. Aidala
                                                 -------------------------------
                                                 Name: Richard D. Aidala
                                                 Title: AVP

                          CERTIFICATE OF ACKNOWLEDGMENT



COMMONWEALTH OF MASSACHUSETTS        )
                                     ) ss.
COUNTY OF SUFFOLK                    )

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 22nd day of June, 1998 personally appeared J. Neal Armstrong to me known personally, and who, being by me duly sworn, deposes and says that he is the Chief Financial Officer of Aspect Medical Systems, Inc. and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said J. Neal Armstrong acknowledged said instrument to be the free act and deed of said corporation.

                                           Angela M. Ray
                                           -------------------------------
                                           Notary Public
                                           My commission expires: 2/3/2000

                                  IMPERIAL BANK
                                   MEMBER FDIC

                         AGREEMENT TO PROVIDE INSURANCE
                           (REAL OR PERSONAL PROPERTY)



TO:  Imperial Bank                        Date:     June 22, 1998
     225 Franklin Street, Suite 2900      Borrower: Aspect Medical Systems, Inc.
     Boston, MA  02110
     Attention: Oscar Jazdowski
                Senior Vice President


In consideration of loans in the aggregate amount of up to $5,000,000, secured by all of Borrower's assets, we agree to obtain adequate insurance coverage to remain in force during the term of the financing arrangements.

We also agree to advise the below named agent to add Imperial Bank as loss payee on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

1. We understand that the policy must contain fire and extended coverage in an amount sufficient to cover:

     a) The amount of the Bank's commitments to make loans or the outstanding amount of loans, whichever is greater, AND
     b)   All existing encumbrances.

     But not in excess of the replacement value of the improvements on the real property.

2. We will cause our insurance agent to deliver to Bank a "Loss Payable" Endorsement Form, acceptable to Bank, completed and executed in favor of Bank.


                              INSURANCE INFORMATION

Insurance Co./Agent:                                Telephone No.:

Agent's Address:




                                                ASPECT MEDICAL SYSTEMS, INC.

                          Signature of Obligor: /s/ J. Neal Armstrong
                                                --------------------------------
                                                Title: Chief Financial Officer

================================================================================

-------------------------------------------
              FOR BANK USE ONLY

 INSURANCE VERIFICATION:    Date:________

 Person Spoken to:_______________________

 Policy Number:__________________________

 Effective Form:_________________________

 Verified By:____________________________

-------------------------------------------